Exhibit 10.5

股权处分及独家购买权合同

SHARE DISPOSAL AND EXCLUSIVE OPTION TO PURCHASE AGREEMENT

本股权处分及独家购买权合同（下称“本合同”）由以下各方于2022年12月31日在中华人民共和国（下称“中国”）广州市签订：

This Share Disposal and Exclusive Option to Purchase Agreement (this "Agreement") is executed by and among the following Parties as of December 31, 2022, in Guangzhou, the People’s Republic of China (“China” or the “PRC”):

甲方： 益盛鑫（广州）国际控股有限公司

Party A: Yishengxin (Guangzhou) International Holding Co., Ltd.

地址： 广州市南沙区南沙街海通街1号2713房B08

Address: B08, 2713 Building, No.1 Haitong Street, Nansha Street, Nansha District, Guangzhou

乙方：肖捷

Party B: Jie Xiao

地址： 广州市海珠区鹤洲直街1号904房

Address: Room 904, No. 1 Hezhou Street, Haizhu District, Guangzhou

丙方：新疆益盛鑫网络科技有限公司

Party C: Xinjiang Yishengxin Network Technology Co., Ltd.

地址：新疆喀什地区喀什经济开发区深喀大道总部经济区川渝大厦4层405室

Address: Room 405, 4 / F, Chuanyu Building, Headquarters Economic Zone, Shenka Avenue, Kashgar Economic Development Zone, Kashgar Region, Xinjiang

在本合同中，甲方、乙方和丙方以下各称“一方”，合称“各方”。

In this Agreement, Party A, Party B and Party C shall be referred to individually as a "Party" and collectively as the "Parties".

鉴于：乙方持有丙方70.7882%的股权权益。甲方与丙方于本合同签订日期签订了独家业务合作及服务协议等一系列控制性协议（下称“控制协议”）。

Whereas Party B holds 70.7882% of the equity interest in Party C. Party A and Party C have executed an Exclusive Business Cooperation and Service Agreement and a series of other control agreements (the “Control Agreements”) as the date hereof.

现各方协商一致，达成如下协议：

Now therefore, upon mutual discussion and negotiation, the Parties have reached the following agreement:

1.	股权买卖

SALE AND PURCHASE OF EQUITY INTEREST

1.1	授予权利

Option Granted

鉴于甲方向乙方支付了人民币 1 元作为对价，且乙方确认收到并认为该对价足够，乙方在此不可撤销地同意，在中国法律允许的前提下，甲方可以按照自行决定的行使步骤，并按照本合同第 1.3 条所述的价格，要求乙方履行和完成中国法律要求的一切审批和登记手续，使得甲方可以随时一次或多次从乙方购买，或指定一人或多人 (“被指定人”) 从乙方购买乙方所持有的丙方的全部或部分股权 (下称“股权购买权”)。甲方的该股权购买权为独家的。除甲方和被指定人外，任何第三人均不得享有股权购买权或其他与乙方股权有关的权利。丙方特此同意乙方向甲方授予股权购买权。本款及本合同所规定的“人”指个人、公司、合营企业、合伙、企业、信托或非公司组织。

In consideration of the payment of RMB 1 by Party A, the receipt and adequacy of which is hereby acknowledged by Party B, Party B hereby irrevocably agrees that, on the condition that it is permitted by the PRC laws, Party A has the right to require Party B to fulfill and complete all approval and registration procedures required under PRC laws for Party A to purchase, or designate one or more persons (each, a "Designee") to purchase, Party B’s equity interests in Party C, once or at multiple times at any time in part or in whole at Party A's sole and absolute discretion and at the price described in Section 1.3 herein (such right being the "Equity Interest Purchase Option"). Party A’s Equity Interest Purchase Option shall be exclusive. Except for Party A and the Designee(s), no other person shall be entitled to the Equity Interest Purchase Option or other rights with respect to the equity interests of Party B. Party C hereby agrees to the grant by Party B of the Equity Interest Purchase Option to Party A. The term "person" as used herein shall refer to individuals, corporations, partnerships, partners, enterprises, trusts or non-corporate organizations.

1.2	行使步骤

Steps for Exercise of Equity Interest Purchase Option

甲方行使其股权购买权以符合中国法律和法规的规定为前提。甲方行使股权购买权时，应向乙方发出书面通知(下称“股权购买通知”)，股权购买通知应载明以下事项：(a)甲方关于行使股权购买权的决定；(b)甲方拟从乙方购买的股权份额(下称“被购买股权”) ；和(c) 被购买股权的购买日/转让日。

Subject to the provisions of the laws and regulations of China, Party A may exercise the Equity Interest Purchase Option by issuing a written notice to Party B (the "Equity Interest Purchase Option Notice"), specifying: (a) Party A's decision to exercise the Equity Interest Purchase Option; (b) the portion of equity interests to be purchased from Party B (the "Optioned Interests"); and (c) the date for purchasing the Optioned Interests and/or the date for transfer of the Optioned Interests.

1.3	股权买价

Equity Interest Purchase Price

被购买股权的买价（下称“基准买价”）应为人民币 1 元。如果届时中国法律所允许的最低价格高于人民币 1 元，则股权买价为中国法律所允许的最低价格。如果在甲方行权时中国法律要求评估股权，各方通过诚信原则另行商定，并在评估基础上对该股权买价进行必要调整，以符合当时适用之任何中国法律之要求（统称，“股权买价”）。

The purchase price of the Optioned Interests (the "Base Price") shall be RMB 1. If the minimum price allowed by the laws of China then in effect is higher than RMB 1, then the Equity Interest Purchase Price shall be the lowest price allowed by the laws of China. If appraisal is required by the laws of China at the time when Party A exercises the Equity Interest Purchase Option, the Parties shall negotiate in good faith and based on the appraisal result make necessary adjustment to the Equity Interest Purchase Price so that it complies with any and all then applicable laws of China (collectively, the "Equity Interest Purchase Price").

1.4	转让被购买股权

Transfer of Optioned Interests

甲方每次行使股权购买权时：

For each exercise of the Equity Interest Purchase Option:

1.4.1    乙方应责成丙方及时召开股东会会议，在该会议上，应通过批准乙方向甲方和/或被指定人转让被购买股权的决议；

Party B shall cause Party C to promptly convene a shareholders’ meeting, at which a resolution shall be adopted approving Party B's transfer of the Optioned Interests to Party A and/or the Designee(s);

1.4.2    乙方应就其向甲方和/或被指定人转让被购买股权取得丙方其他股东同意该转让并放弃优先购买权的书面声明；

Party B shall obtain written statements from the other shareholders of Party C giving consent to the transfer of the equity interest to Party A and/or the Designee(s) and waiving any right of first refusal related thereto.

1.4.3    乙方应与甲方和/或被指定人(在适用的情况下)按照本合同及股权购买通知的规定，为每次转让签订股权转让合同；

Party B shall execute a share transfer contract with respect to each transfer with Party A and/or each Designee (whichever is applicable), in accordance with the provisions of this Agreement and the Equity Interest Purchase Option Notice regarding the Optioned Interests;

1.4.4    有关方应签署所有其他所需合同、协议或文件，取得全部所需的政府批准和同意，并采取所有所需行动，在不附带任何担保权益的情况下，将被购买股权的有效所有权转移给甲方和/或被指定人并使甲方和/或被指定人成为被购买股权的登记在册所有人。为本款及本合同的目的，“担保权益”包括担保、抵押、第三方权利或权益，任何购股权、收购权、优先购买权、抵销权、所有权扣留或其他担保安排等；但为了明确起见，不包括在本合同、乙方股权质押合同项下产生的任何担保权益。本款及本合同所规定的“乙方股权质押合同”指甲方、乙方和丙方于本合同签署之日签订的股权质押合同（下称“乙方股权质押合同”），根据乙方股权质押合同，乙方为担保丙方能履行丙方与甲方签订的控制协议项下的义务，而向甲方质押其在丙方的全部乙方股权。

The relevant Parties shall execute all other necessary contracts, agreements or documents, obtain all necessary government licenses and permits and take all necessary actions to transfer valid ownership of the Optioned Interests to Party A and/or the Designee(s), unencumbered by any security interests, and cause Party A and/or the Designee(s) to become the registered owner(s) of the Optioned Interests. For the purpose of this Section and this Agreement, "security interests" shall include securities, mortgages, third party's rights or interests, any stock options, acquisition right, right of first refusal, right to offset, ownership retention or other security arrangements, but shall be deemed to exclude any security interest created by this Agreement and Party B's Equity Pledge Agreement. "Party B's Equity Pledge Agreement" as used in this Section and this Agreement shall refer to the Equity Pledge Agreement ("Party B's Equity Pledge Agreement") executed by and among Party A, Party B and Party C as of the date hereof, whereby Party B pledges all of its equity interests in Party C to Party A, in order to guarantee Party C's performance of its obligations under the Control Agreements executed by and between Party C and Party A.

2.     承诺

COVENANTS

2.1     丙方的承诺

Covenants regarding Party C

乙方（作为丙方的股东）和丙方在此承诺：

Party B (as the shareholders of Party C) and Party C hereby covenant as follows:

2.1.1    未经甲方的事先书面同意，不以任何形式补充、更改或修改丙方公司章程文件，增加或减少其注册资本，或以其他方式改变其注册资本结构；

Without the prior written consent of Party A, they shall not in any manner supplement, change or amend the articles of association and bylaws of Party C, increase or decrease its registered capital, or change its structure of registered capital in other manners;

2.1.2    按照良好的财务和商业标准及惯例，保持其公司的存续，审慎地及有效地经营其业务和处理事务；

They shall maintain Party C's corporate existence in accordance with good financial and business standards and practices by prudently and effectively operating its business and handling its affairs;

2.1.3    未经甲方的事先书面同意，不在本合同签署之日起的任何时间出售、转让、抵押或以其他方式处置丙方的任何资产、业务或收入的合法或受益权益，或允许在其上设置任何其他担保权益；

Without the prior written consent of Party A, they shall not at any time following the date hereof, sell, transfer, mortgage or dispose of in any manner any assets of Party C or legal or beneficial interest in the business or revenues of Party C, or allow the encumbrance thereon of any security interest;

2.1.4    未经甲方的事先书面同意，不发生、继承、保证或容许存在任何债务，但(i)正常或日常业务过程中产生而不是通过借款方式产生的债务；和(ii)已向甲方披露和得到甲方书面同意的债务除外；

Without the prior written consent of Party A, they shall not incur, inherit, guarantee or suffer the existence of any debt, except for (i) debts incurred in the ordinary course of business other than through loans; and (ii) debts disclosed to Party A for which Party A's written consent has been obtained;

2.1.5    一直在正常业务过程中经营所有业务，以保持丙方的资产价值，不进行任何足以影响其经营状况和资产价值的作为/不作为；

They shall always operate all of Party C's businesses during the ordinary course of business to maintain the asset value of Party C and refrain from any action/omission that may affect Party C's operating status and asset value;

2.1.6    未经甲方的事先书面同意，不得让丙方签订任何重大合同，但在正常业务过程中签订的合同除外(就本段而言，如果一份合同的总金额超过人民币 100,000 元，即被视为重大合同)；

Without the prior written consent of Party A, they shall not cause Party C to execute any major contract, except the contracts in the ordinary course of business (for purpose of this subsection, a contract with a price exceeding RMB 100,000 shall be deemed a major contract);

2.1.7    未经甲方的事先书面同意，丙方不得向任何人提供贷款或信贷；

Without the prior written consent of Party A, they shall not cause Party C to provide any person with any loan or credit;

2.1.8    应甲方要求，向其提供所有关于丙方的营运和财务状况的资料；

They shall provide Party A with information on Party C's business operations and financial condition at Party A's request;

2.1.9    如甲方提出要求，丙方应从甲方接受的保险公司处购买和持有有关其资产和业务的保险，该保险的金额和险种应与经营类似业务的公司一致；

If requested by Party A, they shall procure and maintain insurance in respect of Party C's assets and business from an insurance carrier acceptable to Party A, at an amount and type of coverage typical for companies that operate similar businesses;

2.1.10     未经甲方的事先书面同意，丙方不得与任何人合并或联合，或对任何人进行收购或投资；

Without the prior written consent of Party A, they shall not cause or permit Party C to merge, consolidate with, acquire or invest in any person;

2.1.11     将发生的或可能发生的与丙方资产、业务或收入有关的诉讼、仲裁或行政程序立即通知甲方；

They shall immediately notify Party A of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to Party C's assets, business or revenue;

2.1.12    为保持丙方对其全部资产的所有权，签署所有必要或适当的文件，采取所有必要或适当的行动和提出所有必要或适当的控告或对所有索偿进行必要和适当的抗辩；

To maintain the ownership by Party C of all of its assets, they shall execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defenses against all claims;

2.1.13    未经甲方事先书面同意，不得以任何形式派发股息予各股东，但一经甲方要求，丙方应立即将其所有可分配利润全部立即分配给其各股东；及

Without the prior written consent of Party A, they shall ensure that Party C shall not in any manner distribute dividends to its shareholders, provided that upon Party A's written request, Party C shall immediately distribute all distributable profits to its shareholders; and

2.1.14    根据甲方的要求，委任由其指定的任何人士出任丙方的董事；未经甲方事先书面同意，不得更换丙方的董事。

At the request of Party A, they shall appoint any persons designated by Party A as directors of Party C; without the prior written consent of Party A, they shall not replace the directors of Party C.

2.2     乙方的承诺

Covenants of Party B

乙方承诺：

Party B hereby covenants as follows:

2.2.1    未经甲方的事先书面同意，不出售、转让、抵押或以其他方式处置其拥有的丙方的股权的合法或受益权益，或允许在其上设置任何其他担保权益，但根据乙方股权质押合同在该股权上设置的质押则除外；

Without the prior written consent of Party A, Party B shall not sell, transfer, mortgage or dispose of in any other manner any legal or beneficial interest in the equity interests in Party C held by Party B, or allow the encumbrance thereon of any security interest, except for the pledge placed on these equity interests in accordance with Party B's Equity Pledge Agreement;

2.2.2    促使丙方股东会和/或董事会不批准在未经甲方的事先书面同意的情况下，出售、转让、抵押或以其他方式处置任何乙方持有之丙方的股权的合法权益或受益权，或允许在其上设置任何其他担保权益，但批准根据乙方股权质押合同在乙方股权上设置的质押则除外；

Party B shall cause the shareholders' meeting and/or the board of directors of Party C not to approve the sale, transfer, mortgage or disposition in any other manner of any legal or beneficial interest in the equity interests in Party C held by Party B, or allow the encumbrance thereon of any security interest, without the prior written consent of Party A, except for the pledge placed on these equity interests in accordance with Party B's Equity Pledge Agreement;

2.2.3    未经甲方的事先书面同意的情况下，对于丙方与任何人合并或联合，或对任何人进行收购或投资，乙方将促成丙方股东会或董事会不予批准；

Party B shall cause the shareholders' meeting or the board of directors of Party C not to approve the merger or consolidation with any person, or the acquisition of or investment in any person, without the prior written consent of Party A;

2.2.4    将发生的或可能发生的任何关于其所拥有的股权的诉讼、仲裁或行政程序立即通知甲方；

Party B shall immediately notify Party A of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to the equity interests in Party C held by Party B;

2.2.5    促使丙方股东会或董事会表决赞成本合同规定的被购买股权的转让并应甲方之要求采取其他任何行动；

Party B shall cause the shareholders' meeting or the board of directors of Party C to vote their approval of the transfer of the Optioned Interests as set forth in this Agreement and to take any and all other actions that may be requested by Party A;

2.2.6    为保持其对股权的所有权，签署所有必要或适当的文件，采取所有必要或适当的行动和提出所有必要或适当的控告或对所有索偿进行必要和适当的抗辩；

To the extent necessary to maintain Party B's ownership in Party C, Party B shall execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defenses against all claims;

2.2.7    应甲方的要求，委任由其指定的任何人士出任丙方的董事和/或执行董事；未经甲方事先书面同意，不得更换丙方的董事；

Party B shall appoint any designee of Party A as director and/or executive director of Party C, at the request of Party A; without the prior written consent of Party A, they shall not replace the directors of Party C;

2.2.8    应甲方的要求，不时向甲方和/或其指定的个人出具授权委托书， 授权甲方和/或其指定的个人行使与丙方有关的股东表决权；

Party B shall issue such power of attorney as Party A may request from time to time, to authorize Party A and/or the individual designated by Party A to exercise Party B’s voting rights as a shareholder in Party C.

2.2.9    经甲方随时要求，应向其指定的代表在任何时间无条件地根据本合同的股权购买权立即转让其股权，并放弃其对另一现有股东进行其相应股权转让所享有的优先购买权（如有的话）；

At the request of Party A at any time, Party B shall promptly and unconditionally transfer its equity interests in Party C to Party A's Designee(s) in accordance with the Equity Interest Purchase Option under this Agreement, and Party B hereby waives its right of first refusal to the respective share transfer by the other existing shareholder of Party C (if any);

2.2.10    如乙方从丙方获得任何利润、股息、分红、或清算所得，乙方应在遵从中国法律的前提下将其及时赠予甲方或甲方指定的任何人；和

Party B shall promptly donate any profit, interest, dividend or proceeds of liquidation to Party A or any other person designated by Party A to the extent permitted under applicable PRC laws; and

2.2.11    严格遵守本合同及乙方、丙方与甲方共同或分别签订的其他合同的各项规定，切实履行该等合同项下的各项义务，并不进行任何足以影响该等合同的有效性和可执行性的作为/不作为。如果乙方对于本合同项下或本合同各方签署的乙方股权质押合同项下或对甲方和/或其指定的个人出具的授权委托书中的股权，还留存有任何权利，除非甲方书面指示，否则乙方仍不得行使该权利。

Party B shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by and among Party B, Party C and Party A, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. If Party B retains any additional rights other than those rights provided for under this Agreement, Party B's Equity Pledge Agreement and the powers of attorney issued to Party A and/or the individual designated by Party A, Party B shall not exercise such rights without Party A’s written direction.

3.     陈述和保证

REPRESENTATIONS AND WARRANTIES

乙方和丙方特此在本合同签署之日向甲方共同及分别陈述和保证如下：

Party B and Party C hereby represent and warrant to Party A, jointly and severally, as of the date of this Agreement that:

3.1    其具有签订和交付本合同和其为一方的、根据本合同为每一次转让被购买股权而签订的任何股权转让合同(各称为“转让合同”)，并履行其在本合同和任何转让合同项下的义务的权力和能力。乙方和丙方同意在甲方行使购买权时，他们将签署与本合同条款一致的转让合同。本合同和其是一方的各转让合同一旦签署后，构成或将对其构成合法、有效及具有约束力的义务并可按照其条款对其强制执行；

They have the authority to execute and deliver this Agreement and any share transfer contracts to which they are parties concerning the Optioned Interests to be transferred thereunder (each, a "Transfer Contract"), and to perform their obligations under this Agreement and any Transfer Contracts. Party B and Party C agree to enter into Transfer Contracts consistent with the terms of this Agreement upon Party A’s exercise of the Equity Interest Purchase Option. This Agreement and the Transfer Contracts to which they are parties constitute or will constitute their legal, valid and binding obligations and shall be enforceable against them in accordance with the provisions thereof;

3.2    无论是本合同或任何转让合同的签署和交付还是其在本合同或任何转让合同项下的义务的履行均不会：(i)导致违反任何有关的中国法律；(ii) 与丙方章程或其他组织文件相抵触；(iii)导致违反其是一方或对其有约束力的任何合同或文件，或构成其是一方或对其有约束力的任何合同或文件项下的违约；(iv)导致违反有关向任何一方颁发的任何许可或批准的授予和(或)继续有效的任何条件；或(v)导致向任何一方颁发的任何许可或批准中止或被撤销或附加条件；

The execution and delivery of this Agreement or any Transfer Contracts and the obligations under this Agreement or any Transfer Contracts shall not: (i) cause any violation of any applicable laws of China; (ii) be inconsistent with the articles of association, bylaws or other organizational documents of Party C; (iii) cause the violation of any contracts or instruments to which they are a party or which are binding on them, or constitute any breach under any contracts or instruments to which they are a party or which are binding on them; (iv) cause any violation of any condition for the grant and/or continued effectiveness of any licenses or permits issued to either of them; or (v) cause the suspension or revocation of or imposition of additional conditions to any licenses or permits issued to either of them;

3.3    乙方对其在丙方拥有的股权拥有良好和可出售的所有权，除乙方股权质押合同外，乙方在上述股权上没有设置任何担保权益；

Party B has a good and merchantable title to the equity interests in Party C he holds. Except for Party B's Equity Pledge Agreement, Party B has not placed any security interest on such equity interests;

3.4    丙方对所有资产拥有良好和可出售的所有权，丙方在上述资产上没有设置任何担保权益；

Party C has a good and merchantable title to all of its assets, and has not placed any security interest on the aforementioned assets;

3.5    丙方没有任何未偿还债务，除(i)在其正常的业务过程中发生的债务，及(ii)已向甲方披露及经甲方书面同意债务除外；

Party C does not have any outstanding debts, except for (i) debt incurred in the ordinary course of business; and (ii) debts disclosed to Party A for which Party A's written consent has been obtained.

3.6    丙方遵守适用于股权、资产的收购的所有法律和法规；和

Party C has complied with all laws and regulations of China applicable to equity or asset acquisitions; and

3.7    目前没有悬而未决的或构成威胁的与股权、丙方资产有关的或与丙方有关的诉讼、仲裁或行政程序。

There are no pending or threatened litigation, arbitration or administrative proceedings relating to the equity interests in Party C, assets of Party C or Party C.

4.     生效日

EFFECTIVE DATE

本合同于各方签署本合同之日生效，本合同在乙方拥有的全部丙方股权根据本合同的约定依法转让至甲方和/或被指定人名下后终止。

This Agreement shall become effective upon the date hereof, and remain effective until all the equity interest owned by Party B in Party C has been legally transferred to Party A or the Designee(s) in accordance with this Agreement.

5.     适用法律与争议解决

GOVERNING LAW AND DISPUTE RESOLUTION

5.1    适用法律

Governing law

本合同的订立、效力、解释、履行、修改和终止以及争议解决均适用中国正式公布并可公开得到的法律。对中国正式公布并可公开得到的法律没有规定的事项，将适用国际法律原则和惯例。

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the formally published and publicly available laws of China. Matters not covered by formally published and publicly available laws of China shall be governed by international legal principles and practices.

5.2    争议的解决方法

Methods of Resolution of Disputes

因解释和履行本协议而发生的任何争议，本协议双方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后 30 天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其仲裁规则仲裁解决。仲裁应在北京进行，使用之语言为中文。仲裁裁决是终局性的，对各方均有约束力。在适当情况下，仲裁庭或仲裁员可根据争议解决条款和/或适用的中国法律，就中国经营实体股权或资产作出补救措施裁定， 包括限制业务开展、限制或禁止转让或出售股权或资产或提出对中国经营实体进行清盘。此外，在组成仲裁庭期间，各方有权向位于（i） 开曼群岛（即上市母公司注册成立地点）；（ii）有关中国经营实体注册成立地点（包括中国北京市）；及（iii）上市母公司或有关中国经营实体主要资产所在地具有管辖权的法院申请就相关中国经营实体的股权或资产授出临时性救济措施。

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party's request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic And Trade Arbitration Commission Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration shall be conducted in Beijing, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties. In appropriate cases, pursuant to the dispute resolution provisions and /or PRC laws in force at that time, the arbitral tribunal or arbitrator may award remedies over the equity interests or assents of the PRC Operating Entities , including restrictions over the conduct of business, restrictions or prohibitions over transfer or disposal of the equity interests or assets or order the winding up of the PRC Operating Entities. In addition during the progress of arbitral tribunal setup ,the parties shall have the right to apply to the courts of （i）the Cayman Islands(being the place of listed company ); （ii）the place of incorporation of the relevant PRC Operating Entities(i.e. Beijing, PRC); （iii）the place(s) where the listed company or the relevant PRC Operating Entity’s principal assets are located, which having jurisdiction, for interim remedies over the equity interests or assets of the relevant PRC Operating Entities.

6.     税款、费用

TAXES AND FEES

每一方应承担根据中国法律因准备和签署本合同和各转让合同以及完成本合同和各转让合同拟定的交易而由该方发生的或对其征收的任何和全部的转让和注册的税、花费和费用。

Each Party shall pay any and all transfer and registration tax, expenses and fees incurred thereby or levied thereon in accordance with the laws of China in connection with the preparation and execution of this Agreement and the Transfer Contracts, as well as the consummation of the transactions contemplated under this Agreement and the Transfer Contracts.

7.     通知

NOTICES

7.1    本合同项下要求或发出的所有通知和其他通信应通过专人递送、挂号邮寄、邮资预付或商业快递服务或传真的方式发到该方下列地址。每一通知还应再以电子邮件送达。该等通知视为有效送达的日期按如下方式确定：

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such Party set forth below. A confirmation copy of each notice shall also be sent by email. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

7.1.1    通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的， 则以于设定为通知的地址在送达或拒收之日为有效送达日。

Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

7.1.2    通知如果是以传真发出的，则以成功传送之日为有效送达日（应以自动生成的传送确认信息为证）。

Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

7.2    为通知的目的，各方地址如下：

For the purpose of notices, the addresses of the Parties are as follows:

甲方：益盛鑫（广州）国际控股有限公司

Party A: Yishengxin (Guangzhou) International Holding Co., Ltd.

地址:    广州市南沙区南沙街海通街1号2713房B08

Address: B08, 2713 Building, No.1 Haitong Street, Nansha Street, Nansha District, Guangzhou

收件人：肖捷

Attn:	Jie Xiao

电话：	13535383338

Phone:	13535383338

邮箱：	xiaojie@ysxnet.com

Email:	xiaojie@ysxnet.com

乙方：	肖捷

Party B:	Jie Xiao

地址：广州市海珠区鹤洲直街1号904房

Address: Room 904, No. 1 Hezhou Street, Haizhu District, Guangzhou

收件人：肖捷

Attn: Jie Xiao

电话：	13535383338

Phone:	13535383338

邮箱：	xiaojie@ysxnet.com

E-mail:	xiaojie@ysxnet.com

丙方：	新疆益盛鑫网络科技有限公司

Party C： Xinjiang Yishengxin Network Technology Co., Ltd.

地址：新疆喀什地区喀什经济开发区深喀大道总部经济区川渝大厦4层405室

Address: Room 405, 4 / F, Chuanyu Building, Headquarters Economic Zone, Shenka Avenue, Kashgar Economic Development Zone, Kashgar Region, Xinjiang

收件人： 王兵

Attn:	Bing Wang

电话：	15199310999

Phone:	15199310999

邮箱：	wangbing@ysxnet.com

Email:	wangbing@ysxnet.com

7.3    任何一方可按本条规定随时给其他方发出通知来改变其接收通知的地址。

Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

8.	保密责任

CONFIDENTIALITY

各方承认及确定有关本合同、本合同内容，以及彼此就准备或履行本合同而交换的任何口头或书面资料均被视为保密信息。各方应当对所有该等保密信息予以保密，而在未得到另一方书面同意前，不得向任何第三者披露任何保密信息，惟下列信息除外：(a)公众人士知悉或将会知悉的任何信息（惟并非由接受保密信息之一方擅自向公众披露）；(b)根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息；或(c)由任何一方就本合同所述交易而需向其股东、投资者、法律或财务顾问披露之信息，而该股东、法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方工作人员或聘请机构的泄密均视为该方的泄密，需依本合同承担违约责任。无论本合同以任何理由终止，本条款仍然生效。

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, investors, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, investors, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the staff members or agencies hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.

9.	进一步保证

FURTHER UNDERTAKINGS

9.1    各方同意迅速签署为执行本合同的各项规定和目的而合理需要的或对其有利的文件，以及为执行本合同的各项规定和目的而采取合理需要的或对其有利的进一步行动。

The Parties agree to promptly execute documents that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement and take further actions that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement.

9.2    自本合同协议生效后， 如果中国任何政府机构对中国任何法律、法规、法令或规定的条款作出修改，包括对现行法律、法规、法令或规定作出修正、补充或废止，或对现行法律、法规、法令或规定引用不同的解释或不同的实施办法(各称为“修改”)，或颁布新的法律、法规、法令或规定(各称为“新规定”)，或任何政府机构提出对本合同的履行可能造成影响的要求或意见时，应适用如下：

After this Agreement becomes effective, if any PRC governmental authority makes any change to any PRC laws, regulations, orders or rules, including making amendment, supplements or abolishment to any existing laws, regulations, orders or rules or employing additional interpretations, implementation (each a “Change”) or issuing new laws, regulations, orders or rules (each a “New Rule”), or if any governmental authority raises any requirement or comments that may affect the enforcement of this Agreement, parties shall:

(a)    如果修改或新规定比截止本合同生效之日有效的有关法律、法规、法令或规定对甲方更为有利，则各方应及时向有关机构(如需要)申请获取这些修改或新规定的利益。各方应尽其最大努力促使该申请获得批准。

If the Change or the New Rule is more favorable to Party A than the laws, regulations, orders or rules effective as of the date of this Agreement, Parties shall timely apply to relevant government authority for such benefits (if needed). Parties shall use their best effort to procure the approval of the application.

(b)    如果由于修改或新规定，甲方在本合同项下的利益直接或间接地受到严重和不利的影响，经甲方通知乙方或丙方后，各方应基于诚实信用原则及时协商，对本合同的条款或履行方式作出一切必要的修改和调整，以尽最大可能实现各方在本合同项下的原有商业意图并维护甲方在本合同中的利益。

If any of Party A’s interest under this Agreement is materially and adversely affected by the Change or the New Rule, upon notice by Party A to Party B or Party C, Parties shall consult with each other based on good faith and make any necessary amendment and adjustment so as to realize the business intents as contemplated by this Agreement and maintain the interest of Party A to the extent possible.

(c)    如果由于任何政府机构提出的要求可能对本合同根据本合同的条款和条件予以履行产生实质不利影响，乙方及丙方应尽最大合理努力与相关政府机关予以沟通，以争取本合同能以其原本的条款条件予以履行，甲方应就该等沟通予以必要的协助。如果无法通过沟通，各方应基于诚实信用原则及时协商，对本合同的条款或履行方式作出一切必要的修改和合理的调整，以尽最大可能实现各方在本合同项下的原有商业意图并维护甲方在本合同中的利益。

If the requirement by any government authority will have material adverse impact on the performance of this Agreement according to the terms and conditions contained herein, Party B or Party C shall use its best effort to communicate with relevant government authority to effect the performance of this Agreement according to its original terms and conditions and Party A shall provide necessary assistant to such communication. If the issues cannot be settled through communication, Parties shall consult with each other based on good faith and make any necessary amendment and adjustment so as to realize the business intents as contemplated by this Agreement and maintain the interest of Party A to the extent possible.

10.	其他

MISCELLANEOUS

10.1    修订、修改与补充

Amendment, change and supplement

对本合同作出修订、修改与补充，必须经每一方签署书面协议。

Any amendment, change and supplement to this Agreement shall require the execution of a written agreement by all of the Parties.

10.2    完整合同

Entire agreement

除了在本合同签署后所作出的书面修订、补充或修改以外，本合同构成本合同各方就本合同标的物所达成的完整合同，取代在此之前就本合同标的物所达成的所有口头或书面的协商、陈述和合同。

Except for the amendments, supplements or changes in writing executed after the execution of this Agreement, this Agreement shall constitute the entire agreement reached by and among the Parties hereto with respect to the subject matter hereof, and shall supercede all prior oral and written consultations, representations and contracts reached with respect to the subject matter of this Agreement.

10.3    标题

Headings

本合同的标题仅为方便阅读而设，不应被用来解释、说明或在其他方面影响本合同各项规定的含义。

The headings of this Agreement are for convenience only, and shall not be used to interpret, explain or otherwise affect the meanings of the provisions of this Agreement.

10.4    语言

Language

本合同以中文和英文书就，一式三份，甲乙丙三方各持一份，具有同等效力；中英文版本如有冲突，应以中文版为准。

This Agreement is written in both Chinese and English language in three copies, each Party having one copy with equal legal validity; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

10.5    可分割性

Severability

如果本合同有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本合同其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。各方应通过诚意磋商，争取以法律许可以及各方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

10.6    继任者

Successors

本合同对各方各自的继任者和各方所允许的受让方应具有约束力并对其有利。

This Agreement shall be binding on and shall inure to the interest of the respective successors of the Parties and the permitted assigns of such Parties.

10.7    继续有效

Survival

10.7.1    合同期满或提前终止前因本合同而发生的或到期的任何义务在本合同期满或提前终止后继续有效。

Any obligations that occur or that are due as a result of this Agreement upon the expiration or early termination of this Agreement shall survive the expiration or early termination thereof.

10.7.2    本合同第 5、7、8 条和本第 10.7 条的规定在本合同终止后继续有效。

The provisions of Sections 5, 7, 8 and this Section 10.7 shall survive the termination of this Agreement.

10.8    弃权

Waivers

任何一方可以对本合同的条款和条件作出弃权，但必须经书面作出并经各方签字。一方在某种情况下就其他方的违约所作的弃权不应被视为该方在其他情况下就类似的违约已经对其他方作出弃权。

Any Party may waive the terms and conditions of this Agreement, provided that such a waiver must be provided in writing and shall require the signatures of the Parties. No waiver by any Party in certain circumstances with respect to a breach by other Parties shall operate as a waiver by such a Party with respect to any similar breach in other circumstances.

10.9    补偿

Indemnification

10.9.1    各方同意并确认，如一方（以下称“违约方”）实质性地违反本合同项下所作的任何一项约定，或实质性地未履行本合同项下的任何一项义务，即构成本合同项下的违约（以下称“违约”），守约方有权要求违约方在合理期限内补正或采取补救措施。如违约方在合理期限内或在守约方书面通知违约方并提出补正要求后十（10）天内仍未补正或采取补救措施的，则守约方有权自行决定选择以下的任一种违约救济方式：（1）终止本合同，并要求违约方给予全部的损害赔偿；（2）要求强制履行违约方在本合同项下的义务，并要求违约方给予全部的损害赔偿；或者（3）按照乙方股权质押合同的约定以质押股权折价，拍卖或者变卖，并以折价、拍卖或者变卖的价款优先受偿，并要求违约方承担由此造成的全部损失；

The Parties agree and confirm that, if any Party (the “Defaulting Party”) is in material breach of any provisions herein or fails to perform any obligations hereunder in any material respect, such breach or failure shall constitute a default under this Agreement (the “Default”), which shall entitle non-defaulting Party to request Defaulting Party to rectify or remedy such Default with a reasonable period of time. If the Defaulting Party fails to rectify or remedy such Default within the reasonable period of time or within 10 days of non-defaulting Party’s written notice requesting for such rectification or remedy, the non-defaulting Party shall be entitled to elect any one of the following remedial actions: (a) to terminate this Agreement and request the Defaulting Party to fully compensate its losses and damages; (b) to request the specific performance by the Defaulting Party of its obligations hereunder and request the Defaulting Party to fully compensate non-defaulting Party’s losses and damages; or (c) to enforce the pledge under the Party B’s Equity Pledge Agreement by selling, auctioning or exchanging the pledged equity thereunder and receive payment in priority from the proceeds derived therefrom, and in the meantime, request the Defaulting Party to fully compensate non-defaulting Party for any losses as a result thereof.

10.9.2    本合同规定的权利和救济是累积的，并不排斥法律规定的其他权利或者救济；

The rights and remedies provided for in this Agreement shall be accumulative and shall not affect any other rights and remedies stipulated at law.

[以下为签字页]

[THE SIGNATURE PAGE]

兹此为证，由各方授权的代表于文首之日签署了本股权处分及独家购买权合同并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Share Disposal and Exclusion Option to Purchase Agreement as of the date first above written.

甲方：	益盛鑫（广州）国际控股有限公司

Party A: Yishengxin (Guangzhou) International Holding Co., Ltd.

签名：	/s/ 肖捷

By:	/s/ XIAO JIE

乙方：	肖捷

Party B: Jie Xiao

签名：	/s/ 肖捷

By:	/s/ XIAO JIE

丙方：	新疆益盛鑫网络科技有限公司

Party C： Xinjiang Yishengxin Network Technology Co., Ltd.

签名：	/s/ 肖捷

By:	/s/ XIAO JIE

股权处分及独家购买权合同

SHARE DISPOSAL AND EXCLUSIVE OPTION TO PURCHASE AGREEMENT

本股权处分及独家购买权合同（下称“本合同”）由以下各方于2022年12月31日在中华人民共和国（下称“中国”）广州市签订：

This Share Disposal and Exclusive Option to Purchase Agreement (this "Agreement") is executed by and among the following Parties as of December 31, 2022, in Guangzhou, the People’s Republic of China (“China” or the “PRC”):

甲方：     益盛鑫（广州）国际控股有限公司

Party A: Yishengxin (Guangzhou) International Holding Co., Ltd.

地址：     广州市南沙区南沙街海通街1号2713房B08

Address: B08, 2713 Building, No.1 Haitong Street, Nansha Street, Nansha District, Guangzhou

乙方：喀什宏海锐企业管理咨询合伙企业（有限合伙）

Party B: Kashgar Honghairui Enterprise Management Consulting Partnership (limited partnership)

地址：新疆喀什地区喀什经济开发区深喀大道总部经济区川渝大厦7层912室

Address: Room 912, 7 / F, Chuanyu Building, Headquarters Economic Zone, Shenka Avenue, Kashgar Economic Development Zone, Kashgar Region, Xinjiang

丙方：新疆益盛鑫网络科技有限公司

Party C: Xinjiang Yishengxin Network Technology Co., Ltd.

地址：新疆喀什地区喀什经济开发区深喀大道总部经济区川渝大厦4层405室

Address: Room 405, 4 / F, Chuanyu Building, Headquarters Economic Zone, Shenka Avenue, Kashgar Economic Development Zone, Kashgar Region, Xinjiang

在本合同中，甲方、乙方和丙方以下各称“一方”，合称“各方”。

In this Agreement, Party A, Party B and Party C shall be referred to individually as a "Party" and collectively as the "Parties".

鉴于：乙方持有丙方2.2188%的股权权益。甲方与丙方于本合同签订日期签订了独家业务合作及服务协议等一系列控制性协议（下称“控制协议”）。

Whereas Party B holds 2.2188% of the equity interest in Party C. Party A and Party C have executed an Exclusive Business Cooperation and Service Agreement and a series of other control agreements (the “Control Agreements”) as the date hereof.

现各方协商一致，达成如下协议：

Now therefore, upon mutual discussion and negotiation, the Parties have reached the following agreement:

11.	股权买卖

SALE AND PURCHASE OF EQUITY INTEREST

1.5	授予权利

Option Granted

鉴于甲方向乙方支付了人民币 1 元作为对价，且乙方确认收到并认为该对价足够，乙方在此不可撤销地同意，在中国法律允许的前提下，甲方可以按照自行决定的行使步骤，并按照本合同第 1.3 条所述的价格，要求乙方履行和完成中国法律要求的一切审批和登记手续，使得甲方可以随时一次或多次从乙方购买，或指定一人或多人 (“被指定人”) 从乙方购买乙方所持有的丙方的全部或部分股权 (下称“股权购买权”)。甲方的该股权购买权为独家的。除甲方和被指定人外，任何第三人均不得享有股权购买权或其他与乙方股权有关的权利。丙方特此同意乙方向甲方授予股权购买权。本款及本合同所规定的“人”指个人、公司、合营企业、合伙、企业、信托或非公司组织。

In consideration of the payment of RMB 1 by Party A, the receipt and adequacy of which is hereby acknowledged by Party B, Party B hereby irrevocably agrees that, on the condition that it is permitted by the PRC laws, Party A has the right to require Party B to fulfill and complete all approval and registration procedures required under PRC laws for Party A to purchase, or designate one or more persons (each, a "Designee") to purchase, Party B’s equity interests in Party C, once or at multiple times at any time in part or in whole at Party A's sole and absolute discretion and at the price described in Section 1.3 herein (such right being the "Equity Interest Purchase Option"). Party A’s Equity Interest Purchase Option shall be exclusive. Except for Party A and the Designee(s), no other person shall be entitled to the Equity Interest Purchase Option or other rights with respect to the equity interests of Party B. Party C hereby agrees to the grant by Party B of the Equity Interest Purchase Option to Party A. The term "person" as used herein shall refer to individuals, corporations, partnerships, partners, enterprises, trusts or non-corporate organizations.

1.6	行使步骤

Steps for Exercise of Equity Interest Purchase Option

甲方行使其股权购买权以符合中国法律和法规的规定为前提。甲方行使股权购买权时，应向乙方发出书面通知(下称“股权购买通知”)，股权购买通知应载明以下事项：(a)甲方关于行使股权购买权的决定；(b)甲方拟从乙方购买的股权份额(下称“被购买股权”) ；和(c) 被购买股权的购买日/转让日。

Subject to the provisions of the laws and regulations of China, Party A may exercise the Equity Interest Purchase Option by issuing a written notice to Party B (the "Equity Interest Purchase Option Notice"), specifying: (a) Party A's decision to exercise the Equity Interest Purchase Option; (b) the portion of equity interests to be purchased from Party B (the "Optioned Interests"); and (c) the date for purchasing the Optioned Interests and/or the date for transfer of the Optioned Interests.

1.7	股权买价

Equity Interest Purchase Price

被购买股权的买价（下称“基准买价”）应为人民币 1 元。如果届时中国法律所允许的最低价格高于人民币 1 元，则股权买价为中国法律所允许的最低价格。如果在甲方行权时中国法律要求评估股权，各方通过诚信原则另行商定，并在评估基础上对该股权买价进行必要调整，以符合当时适用之任何中国法律之要求（统称，“股权买价”）。

The purchase price of the Optioned Interests (the "Base Price") shall be RMB 1. If the minimum price allowed by the laws of China then in effect is higher than RMB 1, then the Equity Interest Purchase Price shall be the lowest price allowed by the laws of China. If appraisal is required by the laws of China at the time when Party A exercises the Equity Interest Purchase Option, the Parties shall negotiate in good faith and based on the appraisal result make necessary adjustment to the Equity Interest Purchase Price so that it complies with any and all then applicable laws of China (collectively, the "Equity Interest Purchase Price").

1.8	转让被购买股权

Transfer of Optioned Interests

甲方每次行使股权购买权时：

For each exercise of the Equity Interest Purchase Option:

1.8.1    乙方应责成丙方及时召开股东会会议，在该会议上，应通过批准乙方向甲方和/或被指定人转让被购买股权的决议；

Party B shall cause Party C to promptly convene a shareholders’ meeting, at which a resolution shall be adopted approving Party B's transfer of the Optioned Interests to Party A and/or the Designee(s);

1.4.2    乙方应就其向甲方和/或被指定人转让被购买股权取得丙方其他股东同意该转让并放弃优先购买权的书面声明；

Party B shall obtain written statements from the other shareholders of Party C giving consent to the transfer of the equity interest to Party A and/or the Designee(s) and waiving any right of first refusal related thereto.

1.4.3    乙方应与甲方和/或被指定人(在适用的情况下)按照本合同及股权购买通知的规定，为每次转让签订股权转让合同；

Party B shall execute a share transfer contract with respect to each transfer with Party A and/or each Designee (whichever is applicable), in accordance with the provisions of this Agreement and the Equity Interest Purchase Option Notice regarding the Optioned Interests;

1.4.4    有关方应签署所有其他所需合同、协议或文件，取得全部所需的政府批准和同意，并采取所有所需行动，在不附带任何担保权益的情况下，将被购买股权的有效所有权转移给甲方和/或被指定人并使甲方和/或被指定人成为被购买股权的登记在册所有人。为本款及本合同的目的，“担保权益”包括担保、抵押、第三方权利或权益，任何购股权、收购权、优先购买权、抵销权、所有权扣留或其他担保安排等；但为了明确起见，不包括在本合同、乙方股权质押合同项下产生的任何担保权益。本款及本合同所规定的“乙方股权质押合同”指甲方、乙方和丙方于本合同签署之日签订的股权质押合同（下称“乙方股权质押合同”），根据乙方股权质押合同，乙方为担保丙方能履行丙方与甲方签订的控制协议项下的义务，而向甲方质押其在丙方的全部乙方股权。

The relevant Parties shall execute all other necessary contracts, agreements or documents, obtain all necessary government licenses and permits and take all necessary actions to transfer valid ownership of the Optioned Interests to Party A and/or the Designee(s), unencumbered by any security interests, and cause Party A and/or the Designee(s) to become the registered owner(s) of the Optioned Interests. For the purpose of this Section and this Agreement, "security interests" shall include securities, mortgages, third party's rights or interests, any stock options, acquisition right, right of first refusal, right to offset, ownership retention or other security arrangements, but shall be deemed to exclude any security interest created by this Agreement and Party B's Equity Pledge Agreement. "Party B's Equity Pledge Agreement" as used in this Section and this Agreement shall refer to the Equity Pledge Agreement ("Party B's Equity Pledge Agreement") executed by and among Party A, Party B and Party C as of the date hereof, whereby Party B pledges all of its equity interests in Party C to Party A, in order to guarantee Party C's performance of its obligations under the Control Agreements executed by and between Party C and Party A.

12.	承诺

COVENANTS

2.3	丙方的承诺

Covenants regarding Party C

乙方（作为丙方的股东）和丙方在此承诺：

Party B (as the shareholders of Party C) and Party C hereby covenant as follows:

2.1.1    未经甲方的事先书面同意，不以任何形式补充、更改或修改丙方公司章程文件，增加或减少其注册资本，或以其他方式改变其注册资本结构；

Without the prior written consent of Party A, they shall not in any manner supplement, change or amend the articles of association and bylaws of Party C, increase or decrease its registered capital, or change its structure of registered capital in other manners;

2.1.2    按照良好的财务和商业标准及惯例，保持其公司的存续，审慎地及有效地经营其业务和处理事务；

They shall maintain Party C's corporate existence in accordance with good financial and business standards and practices by prudently and effectively operating its business and handling its affairs;

2.1.3    未经甲方的事先书面同意，不在本合同签署之日起的任何时间出售、转让、抵押或以其他方式处置丙方的任何资产、业务或收入的合法或受益权益，或允许在其上设置任何其他担保权益；

Without the prior written consent of Party A, they shall not at any time following the date hereof, sell, transfer, mortgage or dispose of in any manner any assets of Party C or legal or beneficial interest in the business or revenues of Party C, or allow the encumbrance thereon of any security interest;

2.1.4    未经甲方的事先书面同意，不发生、继承、保证或容许存在任何债务，但(i)正常或日常业务过程中产生而不是通过借款方式产生的债务；和(ii)已向甲方披露和得到甲方书面同意的债务除外；

Without the prior written consent of Party A, they shall not incur, inherit, guarantee or suffer the existence of any debt, except for (i) debts incurred in the ordinary course of business other than through loans; and (ii) debts disclosed to Party A for which Party A's written consent has been obtained;

2.1.5    一直在正常业务过程中经营所有业务，以保持丙方的资产价值，不进行任何足以影响其经营状况和资产价值的作为/不作为；

They shall always operate all of Party C's businesses during the ordinary course of business to maintain the asset value of Party C and refrain from any action/omission that may affect Party C's operating status and asset value;

2.1.6    未经甲方的事先书面同意，不得让丙方签订任何重大合同，但在正常业务过程中签订的合同除外(就本段而言，如果一份合同的总金额超过人民币 100,000 元，即被视为重大合同)；

Without the prior written consent of Party A, they shall not cause Party C to execute any major contract, except the contracts in the ordinary course of business (for purpose of this subsection, a contract with a price exceeding RMB 100,000 shall be deemed a major contract);

2.1.7    未经甲方的事先书面同意，丙方不得向任何人提供贷款或信贷；

Without the prior written consent of Party A, they shall not cause Party C to provide any person with any loan or credit;

2.1.8    应甲方要求，向其提供所有关于丙方的营运和财务状况的资料；

They shall provide Party A with information on Party C's business operations and financial condition at Party A's request;

2.1.9    如甲方提出要求，丙方应从甲方接受的保险公司处购买和持有有关其资产和业务的保险，该保险的金额和险种应与经营类似业务的公司一致；

If requested by Party A, they shall procure and maintain insurance in respect of Party C's assets and business from an insurance carrier acceptable to Party A, at an amount and type of coverage typical for companies that operate similar businesses;

2.1.10 未经甲方的事先书面同意，丙方不得与任何人合并或联合，或对任何人进行收购或投资；

Without the prior written consent of Party A, they shall not cause or permit Party C to merge, consolidate with, acquire or invest in any person;

2.1.11 将发生的或可能发生的与丙方资产、业务或收入有关的诉讼、仲裁或行政程序立即通知甲方；

They shall immediately notify Party A of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to Party C's assets, business or revenue;

2.1.12    为保持丙方对其全部资产的所有权，签署所有必要或适当的文件，采取所有必要或适当的行动和提出所有必要或适当的控告或对所有索偿进行必要和适当的抗辩；

To maintain the ownership by Party C of all of its assets, they shall execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defenses against all claims;

2.1.13    未经甲方事先书面同意，不得以任何形式派发股息予各股东，但一经甲方要求，丙方应立即将其所有可分配利润全部立即分配给其各股东；及

Without the prior written consent of Party A, they shall ensure that Party C shall not in any manner distribute dividends to its shareholders, provided that upon Party A's written request, Party C shall immediately distribute all distributable profits to its shareholders; and

2.1.14    根据甲方的要求，委任由其指定的任何人士出任丙方的董事；未经甲方事先书面同意，不得更换丙方的董事。

At the request of Party A, they shall appoint any persons designated by Party A as directors of Party C; without the prior written consent of Party A, they shall not replace the directors of Party C.

2.4	乙方的承诺

Covenants of Party B

乙方承诺：

Party B hereby covenants as follows:

2.2.1    未经甲方的事先书面同意，不出售、转让、抵押或以其他方式处置其拥有的丙方的股权的合法或受益权益，或允许在其上设置任何其他担保权益，但根据乙方股权质押合同在该股权上设置的质押则除外；

Without the prior written consent of Party A, Party B shall not sell, transfer, mortgage or dispose of in any other manner any legal or beneficial interest in the equity interests in Party C held by Party B, or allow the encumbrance thereon of any security interest, except for the pledge placed on these equity interests in accordance with Party B's Equity Pledge Agreement;

2.2.2    促使丙方股东会和/或董事会不批准在未经甲方的事先书面同意的情况下，出售、转让、抵押或以其他方式处置任何乙方持有之丙方的股权的合法权益或受益权，或允许在其上设置任何其他担保权益，但批准根据乙方股权质押合同在乙方股权上设置的质押则除外；

Party B shall cause the shareholders' meeting and/or the board of directors of Party C not to approve the sale, transfer, mortgage or disposition in any other manner of any legal or beneficial interest in the equity interests in Party C held by Party B, or allow the encumbrance thereon of any security interest, without the prior written consent of Party A, except for the pledge placed on these equity interests in accordance with Party B's Equity Pledge Agreement;

2.2.3    未经甲方的事先书面同意的情况下，对于丙方与任何人合并或联合，或对任何人进行收购或投资，乙方将促成丙方股东会或董事会不予批准；

Party B shall cause the shareholders' meeting or the board of directors of Party C not to approve the merger or consolidation with any person, or the acquisition of or investment in any person, without the prior written consent of Party A;

2.2.4    将发生的或可能发生的任何关于其所拥有的股权的诉讼、仲裁或行政程序立即通知甲方；

Party B shall immediately notify Party A of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to the equity interests in Party C held by Party B;

2.2.5    促使丙方股东会或董事会表决赞成本合同规定的被购买股权的转让并应甲方之要求采取其他任何行动；

Party B shall cause the shareholders' meeting or the board of directors of Party C to vote their approval of the transfer of the Optioned Interests as set forth in this Agreement and to take any and all other actions that may be requested by Party A;

2.2.6    为保持其对股权的所有权，签署所有必要或适当的文件，采取所有必要或适当的行动和提出所有必要或适当的控告或对所有索偿进行必要和适当的抗辩；

To the extent necessary to maintain Party B's ownership in Party C, Party B shall execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defenses against all claims;

2.2.7    应甲方的要求，委任由其指定的任何人士出任丙方的董事和/或执行董事；未经甲方事先书面同意，不得更换丙方的董事；

Party B shall appoint any designee of Party A as director and/or executive director of Party C, at the request of Party A; without the prior written consent of Party A, they shall not replace the directors of Party C;

2.2.8    应甲方的要求，不时向甲方和/或其指定的个人出具授权委托书， 授权甲方和/或其指定的个人行使与丙方有关的股东表决权；

Party B shall issue such power of attorney as Party A may request from time to time, to authorize Party A and/or the individual designated by Party A to exercise Party B’s voting rights as a shareholder in Party C.

2.2.9    经甲方随时要求，应向其指定的代表在任何时间无条件地根据本合同的股权购买权立即转让其股权，并放弃其对另一现有股东进行其相应股权转让所享有的优先购买权（如有的话）；

At the request of Party A at any time, Party B shall promptly and unconditionally transfer its equity interests in Party C to Party A's Designee(s) in accordance with the Equity Interest Purchase Option under this Agreement, and Party B hereby waives its right of first refusal to the respective share transfer by the other existing shareholder of Party C (if any);

2.2.10    如乙方从丙方获得任何利润、股息、分红、或清算所得，乙方应在遵从中国法律的前提下将其及时赠予甲方或甲方指定的任何人；和

Party B shall promptly donate any profit, interest, dividend or proceeds of liquidation to Party A or any other person designated by Party A to the extent permitted under applicable PRC laws; and

2.2.11    严格遵守本合同及乙方、丙方与甲方共同或分别签订的其他合同的各项规定，切实履行该等合同项下的各项义务，并不进行任何足以影响该等合同的有效性和可执行性的作为/不作为。如果乙方对于本合同项下或本合同各方签署的乙方股权质押合同项下或对甲方和/或其指定的个人出具的授权委托书中的股权，还留存有任何权利，除非甲方书面指示，否则乙方仍不得行使该权利。

Party B shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by and among Party B, Party C and Party A, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. If Party B retains any additional rights other than those rights provided for under this Agreement, Party B's Equity Pledge Agreement and the powers of attorney issued to Party A and/or the individual designated by Party A, Party B shall not exercise such rights without Party A’s written direction.

13.	陈述和保证

REPRESENTATIONS AND WARRANTIES

乙方和丙方特此在本合同签署之日向甲方共同及分别陈述和保证如下：

Party B and Party C hereby represent and warrant to Party A, jointly and severally, as of the date of this Agreement that:

3.1    其具有签订和交付本合同和其为一方的、根据本合同为每一次转让被购买股权而签订的任何股权转让合同(各称为“转让合同”)，并履行其在本合同和任何转让合同项下的义务的权力和能力。乙方和丙方同意在甲方行使购买权时，他们将签署与本合同条款一致的转让合同。本合同和其是一方的各转让合同一旦签署后，构成或将对其构成合法、有效及具有约束力的义务并可按照其条款对其强制执行；

They have the authority to execute and deliver this Agreement and any share transfer contracts to which they are parties concerning the Optioned Interests to be transferred thereunder (each, a "Transfer Contract"), and to perform their obligations under this Agreement and any Transfer Contracts. Party B and Party C agree to enter into Transfer Contracts consistent with the terms of this Agreement upon Party A’s exercise of the Equity Interest Purchase Option. This Agreement and the Transfer Contracts to which they are parties constitute or will constitute their legal, valid and binding obligations and shall be enforceable against them in accordance with the provisions thereof;

3.2    无论是本合同或任何转让合同的签署和交付还是其在本合同或任何转让合同项下的义务的履行均不会：(i)导致违反任何有关的中国法律；(ii) 与丙方章程或其他组织文件相抵触；(iii)导致违反其是一方或对其有约束力的任何合同或文件，或构成其是一方或对其有约束力的任何合同或文件项下的违约；(iv)导致违反有关向任何一方颁发的任何许可或批准的授予和(或)继续有效的任何条件；或(v)导致向任何一方颁发的任何许可或批准中止或被撤销或附加条件；

The execution and delivery of this Agreement or any Transfer Contracts and the obligations under this Agreement or any Transfer Contracts shall not: (i) cause any violation of any applicable laws of China; (ii) be inconsistent with the articles of association, bylaws or other organizational documents of Party C; (iii) cause the violation of any contracts or instruments to which they are a party or which are binding on them, or constitute any breach under any contracts or instruments to which they are a party or which are binding on them; (iv) cause any violation of any condition for the grant and/or continued effectiveness of any licenses or permits issued to either of them; or (v) cause the suspension or revocation of or imposition of additional conditions to any licenses or permits issued to either of them;

3.3    乙方对其在丙方拥有的股权拥有良好和可出售的所有权，除乙方股权质押合同外，乙方在上述股权上没有设置任何担保权益；

Party B has a good and merchantable title to the equity interests in Party C he holds. Except for Party B's Equity Pledge Agreement, Party B has not placed any security interest on such equity interests;

3.4    丙方对所有资产拥有良好和可出售的所有权，丙方在上述资产上没有设置任何担保权益；

Party C has a good and merchantable title to all of its assets, and has not placed any security interest on the aforementioned assets;

3.5    丙方没有任何未偿还债务，除(i)在其正常的业务过程中发生的债务，及(ii)已向甲方披露及经甲方书面同意债务除外；

Party C does not have any outstanding debts, except for (i) debt incurred in the ordinary course of business; and (ii) debts disclosed to Party A for which Party A's written consent has been obtained.

3.6    丙方遵守适用于股权、资产的收购的所有法律和法规；和

Party C has complied with all laws and regulations of China applicable to equity or asset acquisitions; and

3.7    目前没有悬而未决的或构成威胁的与股权、丙方资产有关的或与丙方有关的诉讼、仲裁或行政程序。

There are no pending or threatened litigation, arbitration or administrative proceedings relating to the equity interests in Party C, assets of Party C or Party C.

14.	生效日

EFFECTIVE DATE

本合同于各方签署本合同之日生效，本合同在乙方拥有的全部丙方股权根据本合同的约定依法转让至甲方和/或被指定人名下后终止。

This Agreement shall become effective upon the date hereof, and remain effective until all the equity interest owned by Party B in Party C has been legally transferred to Party A or the Designee(s) in accordance with this Agreement.

15.	适用法律与争议解决

GOVERNING LAW AND DISPUTE RESOLUTION

5.1    适用法律

Governing law

本合同的订立、效力、解释、履行、修改和终止以及争议解决均适用中国正式公布并可公开得到的法律。对中国正式公布并可公开得到的法律没有规定的事项，将适用国际法律原则和惯例。

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the formally published and publicly available laws of China. Matters not covered by formally published and publicly available laws of China shall be governed by international legal principles and practices.

5.2    争议的解决方法

Methods of Resolution of Disputes

因解释和履行本协议而发生的任何争议，本协议双方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后 30 天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其仲裁规则仲裁解决。仲裁应在北京进行，使用之语言为中文。仲裁裁决是终局性的，对各方均有约束力。在适当情况下，仲裁庭或仲裁员可根据争议解决条款和/或适用的中国法律，就中国经营实体股权或资产作出补救措施裁定， 包括限制业务开展、限制或禁止转让或出售股权或资产或提出对中国经营实体进行清盘。此外，在组成仲裁庭期间，各方有权向位于（i） 开曼群岛（即上市母公司注册成立地点）；（ii）有关中国经营实体注册成立地点（包括中国北京市）；及（iii）上市母公司或有关中国经营实体主要资产所在地具有管辖权的法院申请就相关中国经营实体的股权或资产授出临时性救济措施。

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party's request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic And Trade Arbitration Commission Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration shall be conducted in Beijing, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties. In appropriate cases, pursuant to the dispute resolution provisions and /or PRC laws in force at that time, the arbitral tribunal or arbitrator may award remedies over the equity interests or assents of the PRC Operating Entities , including restrictions over the conduct of business, restrictions or prohibitions over transfer or disposal of the equity interests or assets or order the winding up of the PRC Operating Entities. In addition during the progress of arbitral tribunal setup ,the parties shall have the right to apply to the courts of （i）the Cayman Islands(being the place of listed company ); （ii）the place of incorporation of the relevant PRC Operating Entities(i.e. Beijing, PRC); （iii）the place(s) where the listed company or the relevant PRC Operating Entity’s principal assets are located, which having jurisdiction, for interim remedies over the equity interests or assets of the relevant PRC Operating Entities.

16.	税款、费用

TAXES AND FEES

每一方应承担根据中国法律因准备和签署本合同和各转让合同以及完成本合同和各转让合同拟定的交易而由该方发生的或对其征收的任何和全部的转让和注册的税、花费和费用。

Each Party shall pay any and all transfer and registration tax, expenses and fees incurred thereby or levied thereon in accordance with the laws of China in connection with the preparation and execution of this Agreement and the Transfer Contracts, as well as the consummation of the transactions contemplated under this Agreement and the Transfer Contracts.

17.	通知

NOTICES

7.1    本合同项下要求或发出的所有通知和其他通信应通过专人递送、挂号邮寄、邮资预付或商业快递服务或邮箱的方式发到该方下列地址。每一通知还应再以电子邮件送达。该等通知视为有效送达的日期按如下方式确定：

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by Email transmission to the address of such Party set forth below. A confirmation copy of each notice shall also be sent by email. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

7.1.1    通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的， 则以于设定为通知的地址在送达或拒收之日为有效送达日。

Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

7.1.2    通知如果是以邮箱发出的，则以成功传送之日为有效送达日（应以自动生成的传送确认信息为证）。

Notices given by Email transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

7.2    为通知的目的，各方地址如下：

For the purpose of notices, the addresses of the Parties are as follows:

甲方：	益盛鑫（广州）国际控股有限公司

Party A:	Yishengxin (Guangzhou) International Holding Co., Ltd.

地址:	广州市南沙区南沙街海通街1号2713房B08

Address: B08, 2713 Building, No.1 Haitong Street, Nansha Street, Nansha District, Guangzhou

收件人： 肖捷

Attn:	Jie Xiao

电话：	13535383338

Phone:	13535383338

邮箱：	xiaojie@ysxnet.com

Email:	xiaojie@ysxnet.com

乙方：	喀什宏海锐企业管理咨询合伙企业（有限合伙）

Party B: Kashgar Honghairui Enterprise Management Consulting Partnership (limited partnership)

地址：新疆喀什地区喀什经济开发区深喀大道总部经济区川渝大厦7层912室

Address: Room 912, 7 / F, Chuanyu Building, Headquarters Economic Zone, Shenka Avenue, Kashgar Economic Development Zone, Kashgar Region, Xinjiang

收件人： 董星海

Attn:	Xing Hai Dong

电话：	13624312345

Phone:	13624312345

邮箱：	775988880@qq.com

E-mail:	775988880@qq.com

丙方：	新疆益盛鑫网络科技有限公司

Party C： Xinjiang Yishengxin Network Technology Co., Ltd.

地址：新疆喀什地区喀什经济开发区深喀大道总部经济区川渝大厦4层405室

Address: Room 405, 4 / F, Chuanyu Building, Headquarters Economic Zone, Shenka Avenue, Kashgar Economic Development Zone, Kashgar Region, Xinjiang

收件人： 王兵

Attn:	Bing Wang

电话：	15199310999

Phone:	15199310999

邮箱：	wangbing@ysxnet.com

Email:	wangbing@ysxnet.com

7.3    任何一方可按本条规定随时给其他方发出通知来改变其接收通知的地址。

Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

18.	保密责任

CONFIDENTIALITY

各方承认及确定有关本合同、本合同内容，以及彼此就准备或履行本合同而交换的任何口头或书面资料均被视为保密信息。各方应当对所有该等保密信息予以保密，而在未得到另一方书面同意前，不得向任何第三者披露任何保密信息，惟下列信息除外：(a)公众人士知悉或将会知悉的任何信息（惟并非由接受保密信息之一方擅自向公众披露）；(b)根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息；或(c)由任何一方就本合同所述交易而需向其股东、投资者、法律或财务顾问披露之信息，而该股东、法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方工作人员或聘请机构的泄密均视为该方的泄密，需依本合同承担违约责任。无论本合同以任何理由终止，本条款仍然生效。

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, investors, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, investors, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the staff members or agencies hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.

19.	进一步保证

FURTHER UNDERTAKINGS

9.1    各方同意迅速签署为执行本合同的各项规定和目的而合理需要的或对其有利的文件，以及为执行本合同的各项规定和目的而采取合理需要的或对其有利的进一步行动。

The Parties agree to promptly execute documents that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement and take further actions that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement.

9.2    自本合同协议生效后， 如果中国任何政府机构对中国任何法律、法规、法令或规定的条款作出修改，包括对现行法律、法规、法令或规定作出修正、补充或废止，或对现行法律、法规、法令或规定引用不同的解释或不同的实施办法(各称为“修改”)，或颁布新的法律、法规、法令或规定(各称为“新规定”)，或任何政府机构提出对本合同的履行可能造成影响的要求或意见时，应适用如下：

After this Agreement becomes effective, if any PRC governmental authority makes any change to any PRC laws, regulations, orders or rules, including making amendment, supplements or abolishment to any existing laws, regulations, orders or rules or employing additional interpretations, implementation (each a “Change”) or issuing new laws, regulations, orders or rules (each a “New Rule”), or if any governmental authority raises any requirement or comments that may affect the enforcement of this Agreement, parties shall:

(a)    如果修改或新规定比截止本合同生效之日有效的有关法律、法规、法令或规定对甲方更为有利，则各方应及时向有关机构(如需要)申请获取这些修改或新规定的利益。各方应尽其最大努力促使该申请获得批准。

If the Change or the New Rule is more favorable to Party A than the laws, regulations, orders or rules effective as of the date of this Agreement, Parties shall timely apply to relevant government authority for such benefits (if needed). Parties shall use their best effort to procure the approval of the application.

(b)    如果由于修改或新规定，甲方在本合同项下的利益直接或间接地受到严重和不利的影响，经甲方通知乙方或丙方后，各方应基于诚实信用原则及时协商，对本合同的条款或履行方式作出一切必要的修改和调整，以尽最大可能实现各方在本合同项下的原有商业意图并维护甲方在本合同中的利益。

If any of Party A’s interest under this Agreement is materially and adversely affected by the Change or the New Rule, upon notice by Party A to Party B or Party C, Parties shall consult with each other based on good faith and make any necessary amendment and adjustment so as to realize the business intents as contemplated by this Agreement and maintain the interest of Party A to the extent possible.

(c)    如果由于任何政府机构提出的要求可能对本合同根据本合同的条款和条件予以履行产生实质不利影响，乙方及丙方应尽最大合理努力与相关政府机关予以沟通，以争取本合同能以其原本的条款条件予以履行，甲方应就该等沟通予以必要的协助。如果无法通过沟通，各方应基于诚实信用原则及时协商，对本合同的条款或履行方式作出一切必要的修改和合理的调整，以尽最大可能实现各方在本合同项下的原有商业意图并维护甲方在本合同中的利益。

If the requirement by any government authority will have material adverse impact on the performance of this Agreement according to the terms and conditions contained herein, Party B or Party C shall use its best effort to communicate with relevant government authority to effect the performance of this Agreement according to its original terms and conditions and Party A shall provide necessary assistant to such communication. If the issues cannot be settled through communication, Parties shall consult with each other based on good faith and make any necessary amendment and adjustment so as to realize the business intents as contemplated by this Agreement and maintain the interest of Party A to the extent possible.

20.	其他

MISCELLANEOUS

10.1    修订、修改与补充

Amendment, change and supplement

对本合同作出修订、修改与补充，必须经每一方签署书面协议。

Any amendment, change and supplement to this Agreement shall require the execution of a written agreement by all of the Parties.

10.2    完整合同

Entire agreement

除了在本合同签署后所作出的书面修订、补充或修改以外，本合同构成本合同各方就本合同标的物所达成的完整合同，取代在此之前就本合同标的物所达成的所有口头或书面的协商、陈述和合同。

Except for the amendments, supplements or changes in writing executed after the execution of this Agreement, this Agreement shall constitute the entire agreement reached by and among the Parties hereto with respect to the subject matter hereof, and shall supercede all prior oral and written consultations, representations and contracts reached with respect to the subject matter of this Agreement.

10.3    标题

Headings

本合同的标题仅为方便阅读而设，不应被用来解释、说明或在其他方面影响本合同各项规定的含义。

The headings of this Agreement are for convenience only, and shall not be used to interpret, explain or otherwise affect the meanings of the provisions of this Agreement.

10.4    语言

Language

本合同以中文和英文书就，一式三份，甲乙丙三方各持一份，具有同等效力；中英文版本如有冲突，应以中文版为准。

This Agreement is written in both Chinese and English language in three copies, each Party having one copy with equal legal validity; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

10.5    可分割性

Severability

如果本合同有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本合同其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。各方应通过诚意磋商，争取以法律许可以及各方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

10.6    继任者

Successors

本合同对各方各自的继任者和各方所允许的受让方应具有约束力并对其有利。

This Agreement shall be binding on and shall inure to the interest of the respective successors of the Parties and the permitted assigns of such Parties.

10.7    继续有效

Survival

10.7.1    合同期满或提前终止前因本合同而发生的或到期的任何义务在本合同期满或提前终止后继续有效。

Any obligations that occur or that are due as a result of this Agreement upon the expiration or early termination of this Agreement shall survive the expiration or early termination thereof.

10.7.2    本合同第 5、7、8 条和本第 10.7 条的规定在本合同终止后继续有效。

The provisions of Sections 5, 7, 8 and this Section 10.7 shall survive the termination of this Agreement.

10.8    弃权

Waivers

任何一方可以对本合同的条款和条件作出弃权，但必须经书面作出并经各方签字。一方在某种情况下就其他方的违约所作的弃权不应被视为该方在其他情况下就类似的违约已经对其他方作出弃权。

Any Party may waive the terms and conditions of this Agreement, provided that such a waiver must be provided in writing and shall require the signatures of the Parties. No waiver by any Party in certain circumstances with respect to a breach by other Parties shall operate as a waiver by such a Party with respect to any similar breach in other circumstances.

10.9    补偿

Indemnification

10.9.1    各方同意并确认，如一方（以下称“违约方”）实质性地违反本合同项下所作的任何一项约定，或实质性地未履行本合同项下的任何一项义务，即构成本合同项下的违约（以下称“违约”），守约方有权要求违约方在合理期限内补正或采取补救措施。如违约方在合理期限内或在守约方书面通知违约方并提出补正要求后十（10）天内仍未补正或采取补救措施的，则守约方有权自行决定选择以下的任一种违约救济方式：（1）终止本合同，并要求违约方给予全部的损害赔偿；（2）要求强制履行违约方在本合同项下的义务，并要求违约方给予全部的损害赔偿；或者（3）按照乙方股权质押合同的约定以质押股权折价，拍卖或者变卖，并以折价、拍卖或者变卖的价款优先受偿，并要求违约方承担由此造成的全部损失；

The Parties agree and confirm that, if any Party (the “Defaulting Party”) is in material breach of any provisions herein or fails to perform any obligations hereunder in any material respect, such breach or failure shall constitute a default under this Agreement (the “Default”), which shall entitle non-defaulting Party to request Defaulting Party to rectify or remedy such Default with a reasonable period of time. If the Defaulting Party fails to rectify or remedy such Default within the reasonable period of time or within 10 days of non-defaulting Party’s written notice requesting for such rectification or remedy, the non-defaulting Party shall be entitled to elect any one of the following remedial actions: (a) to terminate this Agreement and request the Defaulting Party to fully compensate its losses and damages; (b) to request the specific performance by the Defaulting Party of its obligations hereunder and request the Defaulting Party to fully compensate non-defaulting Party’s losses and damages; or (c) to enforce the pledge under the Party B’s Equity Pledge Agreement by selling, auctioning or exchanging the pledged equity thereunder and receive payment in priority from the proceeds derived therefrom, and in the meantime, request the Defaulting Party to fully compensate non-defaulting Party for any losses as a result thereof.

10.9.2    本合同规定的权利和救济是累积的，并不排斥法律规定的其他权利或者救济；

The rights and remedies provided for in this Agreement shall be accumulative and shall not affect any other rights and remedies stipulated at law.

[以下为签字页]

[THE SIGNATURE PAGE]

兹此为证，由各方授权的代表于文首之日签署了本股权处分及独家购买权合同并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Share Disposal and Exclusion Option to Purchase Agreement as of the date first above written.

甲方：	益盛鑫（广州）国际控股有限公司

Party A: Yishengxin (Guangzhou) International Holding Co., Ltd.

签名：	/s/ 肖捷

By:	/s/ XIAO JIE

乙方：	喀什宏海锐企业管理咨询合伙企业（有限合伙）

Party B: Kashgar Honghairui Enterprise Management Consulting Partnership (limited partnership)

签名：	/s/ 董星海

By:	/s/ DONG XING HAI

丙方：	新疆益盛鑫网络科技有限公司

Party C： Xinjiang Yishengxin Network Technology Co., Ltd.

签名：	/s/ 肖捷

By:	/s/ XIAO JIE

股权处分及独家购买权合同

SHARE DISPOSAL AND EXCLUSIVE OPTION TO PURCHASE AGREEMENT

本股权处分及独家购买权合同（下称“本合同”）由以下各方于2022年12月31日在中华人民共和国（下称“中国”）广州市签订：

This Share Disposal and Exclusive Option to Purchase Agreement (this "Agreement") is executed by and among the following Parties as of December 31, 2022, in Guangzhou, the People’s Republic of China (“China” or the “PRC”):

甲方：    益盛鑫（广州）国际控股有限公司

Party A: Yishengxin (Guangzhou) International Holding Co., Ltd.

地址：    广州市南沙区南沙街海通街1号2713房B08

Address: B08, 2713 Building, No.1 Haitong Street, Nansha Street, Nansha District, Guangzhou

乙方：利士福（广州）企业管理咨询合伙企业（有限合伙）

Party B: Lishifu (Guangzhou) Enterprise Management Consulting Partnership (limited partnership)

地址：广州市番禺区石基镇市莲路石基村段55号三楼A3037房

Address: Room A3037, 3rd Floor, No. 55, Shiji Village Section, Shilian Road, Shiji Town, Panyu District, Guangzhou

丙方：新疆益盛鑫网络科技有限公司

Party C: Xinjiang Yishengxin Network Technology Co., Ltd.

地址：新疆喀什地区喀什经济开发区深喀大道总部经济区川渝大厦4层405室

Address: Room 405, 4 / F, Chuanyu Building, Headquarters Economic Zone, Shenka Avenue, Kashgar Economic Development Zone, Kashgar Region, Xinjiang

在本合同中，甲方、乙方和丙方以下各称“一方”，合称“各方”。

In this Agreement, Party A, Party B and Party C shall be referred to individually as a "Party" and collectively as the "Parties".

鉴于：乙方持有丙方4.8025%的股权权益。甲方与丙方于本合同签订日期签订了独家业务合作及服务协议等一系列控制性协议（下称“控制协议”）。

Whereas Party B holds 4.8025% of the equity interest in Party C. Party A and Party C have executed an Exclusive Business Cooperation and Service Agreement and a series of other control agreements (the “Control Agreements”) as the date hereof.

现各方协商一致，达成如下协议：

Now therefore, upon mutual discussion and negotiation, the Parties have reached the following agreement:

21.	股权买卖

SALE AND PURCHASE OF EQUITY INTEREST

1.9	授予权利

Option Granted

鉴于甲方向乙方支付了人民币 1 元作为对价，且乙方确认收到并认为该对价足够，乙方在此不可撤销地同意，在中国法律允许的前提下，甲方可以按照自行决定的行使步骤，并按照本合同第 1.3 条所述的价格，要求乙方履行和完成中国法律要求的一切审批和登记手续，使得甲方可以随时一次或多次从乙方购买，或指定一人或多人 (“被指定人”) 从乙方购买乙方所持有的丙方的全部或部分股权 (下称“股权购买权”)。甲方的该股权购买权为独家的。除甲方和被指定人外，任何第三人均不得享有股权购买权或其他与乙方股权有关的权利。丙方特此同意乙方向甲方授予股权购买权。本款及本合同所规定的“人”指个人、公司、合营企业、合伙、企业、信托或非公司组织。

In consideration of the payment of RMB 1 by Party A, the receipt and adequacy of which is hereby acknowledged by Party B, Party B hereby irrevocably agrees that, on the condition that it is permitted by the PRC laws, Party A has the right to require Party B to fulfill and complete all approval and registration procedures required under PRC laws for Party A to purchase, or designate one or more persons (each, a "Designee") to purchase, Party B’s equity interests in Party C, once or at multiple times at any time in part or in whole at Party A's sole and absolute discretion and at the price described in Section 1.3 herein (such right being the "Equity Interest Purchase Option"). Party A’s Equity Interest Purchase Option shall be exclusive. Except for Party A and the Designee(s), no other person shall be entitled to the Equity Interest Purchase Option or other rights with respect to the equity interests of Party B. Party C hereby agrees to the grant by Party B of the Equity Interest Purchase Option to Party A. The term "person" as used herein shall refer to individuals, corporations, partnerships, partners, enterprises, trusts or non-corporate organizations.

1.10	行使步骤

Steps for Exercise of Equity Interest Purchase Option

甲方行使其股权购买权以符合中国法律和法规的规定为前提。甲方行使股权购买权时，应向乙方发出书面通知(下称“股权购买通知”)，股权购买通知应载明以下事项：(a)甲方关于行使股权购买权的决定；(b)甲方拟从乙方购买的股权份额(下称“被购买股权”) ；和(c) 被购买股权的购买日/转让日。

Subject to the provisions of the laws and regulations of China, Party A may exercise the Equity Interest Purchase Option by issuing a written notice to Party B (the "Equity Interest Purchase Option Notice"), specifying: (a) Party A's decision to exercise the Equity Interest Purchase Option; (b) the portion of equity interests to be purchased from Party B (the "Optioned Interests"); and (c) the date for purchasing the Optioned Interests and/or the date for transfer of the Optioned Interests.

1.11	股权买价

Equity Interest Purchase Price

被购买股权的买价（下称“基准买价”）应为人民币 1 元。如果届时中国法律所允许的最低价格高于人民币 1 元，则股权买价为中国法律所允许的最低价格。如果在甲方行权时中国法律要求评估股权，各方通过诚信原则另行商定，并在评估基础上对该股权买价进行必要调整，以符合当时适用之任何中国法律之要求（统称，“股权买价”）。

The purchase price of the Optioned Interests (the "Base Price") shall be RMB 1. If the minimum price allowed by the laws of China then in effect is higher than RMB 1, then the Equity Interest Purchase Price shall be the lowest price allowed by the laws of China. If appraisal is required by the laws of China at the time when Party A exercises the Equity Interest Purchase Option, the Parties shall negotiate in good faith and based on the appraisal result make necessary adjustment to the Equity Interest Purchase Price so that it complies with any and all then applicable laws of China (collectively, the "Equity Interest Purchase Price").

1.12	转让被购买股权

Transfer of Optioned Interests

甲方每次行使股权购买权时：

For each exercise of the Equity Interest Purchase Option:

1.12.1    乙方应责成丙方及时召开股东会会议，在该会议上，应通过批准乙方向甲方和/或被指定人转让被购买股权的决议；

Party B shall cause Party C to promptly convene a shareholders’ meeting, at which a resolution shall be adopted approving Party B's transfer of the Optioned Interests to Party A and/or the Designee(s);

1.4.2    乙方应就其向甲方和/或被指定人转让被购买股权取得丙方其他股东同意该转让并放弃优先购买权的书面声明；

Party B shall obtain written statements from the other shareholders of Party C giving consent to the transfer of the equity interest to Party A and/or the Designee(s) and waiving any right of first refusal related thereto.

1.4.3    乙方应与甲方和/或被指定人(在适用的情况下)按照本合同及股权购买通知的规定，为每次转让签订股权转让合同；

Party B shall execute a share transfer contract with respect to each transfer with Party A and/or each Designee (whichever is applicable), in accordance with the provisions of this Agreement and the Equity Interest Purchase Option Notice regarding the Optioned Interests;

1.4.4    有关方应签署所有其他所需合同、协议或文件，取得全部所需的政府批准和同意，并采取所有所需行动，在不附带任何担保权益的情况下，将被购买股权的有效所有权转移给甲方和/或被指定人并使甲方和/或被指定人成为被购买股权的登记在册所有人。为本款及本合同的目的，“担保权益”包括担保、抵押、第三方权利或权益，任何购股权、收购权、优先购买权、抵销权、所有权扣留或其他担保安排等；但为了明确起见，不包括在本合同、乙方股权质押合同项下产生的任何担保权益。本款及本合同所规定的“乙方股权质押合同”指甲方、乙方和丙方于本合同签署之日签订的股权质押合同（下称“乙方股权质押合同”），根据乙方股权质押合同，乙方为担保丙方能履行丙方与甲方签订的控制协议项下的义务，而向甲方质押其在丙方的全部乙方股权。

The relevant Parties shall execute all other necessary contracts, agreements or documents, obtain all necessary government licenses and permits and take all necessary actions to transfer valid ownership of the Optioned Interests to Party A and/or the Designee(s), unencumbered by any security interests, and cause Party A and/or the Designee(s) to become the registered owner(s) of the Optioned Interests. For the purpose of this Section and this Agreement, "security interests" shall include securities, mortgages, third party's rights or interests, any stock options, acquisition right, right of first refusal, right to offset, ownership retention or other security arrangements, but shall be deemed to exclude any security interest created by this Agreement and Party B's Equity Pledge Agreement. "Party B's Equity Pledge Agreement" as used in this Section and this Agreement shall refer to the Equity Pledge Agreement ("Party B's Equity Pledge Agreement") executed by and among Party A, Party B and Party C as of the date hereof, whereby Party B pledges all of its equity interests in Party C to Party A, in order to guarantee Party C's performance of its obligations under the Control Agreements executed by and between Party C and Party A.

22.	承诺

COVENANTS

2.5	丙方的承诺

Covenants regarding Party C

乙方（作为丙方的股东）和丙方在此承诺：

Party B (as the shareholders of Party C) and Party C hereby covenant as follows:

2.1.1    未经甲方的事先书面同意，不以任何形式补充、更改或修改丙方公司章程文件，增加或减少其注册资本，或以其他方式改变其注册资本结构；

Without the prior written consent of Party A, they shall not in any manner supplement, change or amend the articles of association and bylaws of Party C, increase or decrease its registered capital, or change its structure of registered capital in other manners;

2.1.2    按照良好的财务和商业标准及惯例，保持其公司的存续，审慎地及有效地经营其业务和处理事务；

They shall maintain Party C's corporate existence in accordance with good financial and business standards and practices by prudently and effectively operating its business and handling its affairs;

2.1.3    未经甲方的事先书面同意，不在本合同签署之日起的任何时间出售、转让、抵押或以其他方式处置丙方的任何资产、业务或收入的合法或受益权益，或允许在其上设置任何其他担保权益；

Without the prior written consent of Party A, they shall not at any time following the date hereof, sell, transfer, mortgage or dispose of in any manner any assets of Party C or legal or beneficial interest in the business or revenues of Party C, or allow the encumbrance thereon of any security interest;

2.1.4    未经甲方的事先书面同意，不发生、继承、保证或容许存在任何债务，但(i)正常或日常业务过程中产生而不是通过借款方式产生的债务；和(ii)已向甲方披露和得到甲方书面同意的债务除外；

Without the prior written consent of Party A, they shall not incur, inherit, guarantee or suffer the existence of any debt, except for (i) debts incurred in the ordinary course of business other than through loans; and (ii) debts disclosed to Party A for which Party A's written consent has been obtained;

2.1.5    一直在正常业务过程中经营所有业务，以保持丙方的资产价值，不进行任何足以影响其经营状况和资产价值的作为/不作为；

They shall always operate all of Party C's businesses during the ordinary course of business to maintain the asset value of Party C and refrain from any action/omission that may affect Party C's operating status and asset value;

2.1.6    未经甲方的事先书面同意，不得让丙方签订任何重大合同，但在正常业务过程中签订的合同除外(就本段而言，如果一份合同的总金额超过人民币 100,000 元，即被视为重大合同)；

Without the prior written consent of Party A, they shall not cause Party C to execute any major contract, except the contracts in the ordinary course of business (for purpose of this subsection, a contract with a price exceeding RMB 100,000 shall be deemed a major contract);

2.1.7    未经甲方的事先书面同意，丙方不得向任何人提供贷款或信贷；

Without the prior written consent of Party A, they shall not cause Party C to provide any person with any loan or credit;

2.1.8    应甲方要求，向其提供所有关于丙方的营运和财务状况的资料；

They shall provide Party A with information on Party C's business operations and financial condition at Party A's request;

2.1.9    如甲方提出要求，丙方应从甲方接受的保险公司处购买和持有有关其资产和业务的保险，该保险的金额和险种应与经营类似业务的公司一致；

If requested by Party A, they shall procure and maintain insurance in respect of Party C's assets and business from an insurance carrier acceptable to Party A, at an amount and type of coverage typical for companies that operate similar businesses;

2.1.10 未经甲方的事先书面同意，丙方不得与任何人合并或联合，或对任何人进行收购或投资；

Without the prior written consent of Party A, they shall not cause or permit Party C to merge, consolidate with, acquire or invest in any person;

2.1.11 将发生的或可能发生的与丙方资产、业务或收入有关的诉讼、仲裁或行政程序立即通知甲方；

They shall immediately notify Party A of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to Party C's assets, business or revenue;

2.1.12    为保持丙方对其全部资产的所有权，签署所有必要或适当的文件，采取所有必要或适当的行动和提出所有必要或适当的控告或对所有索偿进行必要和适当的抗辩；

To maintain the ownership by Party C of all of its assets, they shall execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defenses against all claims;

2.1.13    未经甲方事先书面同意，不得以任何形式派发股息予各股东，但一经甲方要求，丙方应立即将其所有可分配利润全部立即分配给其各股东；及

Without the prior written consent of Party A, they shall ensure that Party C shall not in any manner distribute dividends to its shareholders, provided that upon Party A's written request, Party C shall immediately distribute all distributable profits to its shareholders; and

2.1.14    根据甲方的要求，委任由其指定的任何人士出任丙方的董事；未经甲方事先书面同意，不得更换丙方的董事。

At the request of Party A, they shall appoint any persons designated by Party A as directors of Party C; without the prior written consent of Party A, they shall not replace the directors of Party C.

2.6	乙方的承诺

Covenants of Party B

乙方承诺：

Party B hereby covenants as follows:

2.2.1    未经甲方的事先书面同意，不出售、转让、抵押或以其他方式处置其拥有的丙方的股权的合法或受益权益，或允许在其上设置任何其他担保权益，但根据乙方股权质押合同在该股权上设置的质押则除外；

Without the prior written consent of Party A, Party B shall not sell, transfer, mortgage or dispose of in any other manner any legal or beneficial interest in the equity interests in Party C held by Party B, or allow the encumbrance thereon of any security interest, except for the pledge placed on these equity interests in accordance with Party B's Equity Pledge Agreement;

2.2.2    促使丙方股东会和/或董事会不批准在未经甲方的事先书面同意的情况下，出售、转让、抵押或以其他方式处置任何乙方持有之丙方的股权的合法权益或受益权，或允许在其上设置任何其他担保权益，但批准根据乙方股权质押合同在乙方股权上设置的质押则除外；

Party B shall cause the shareholders' meeting and/or the board of directors of Party C not to approve the sale, transfer, mortgage or disposition in any other manner of any legal or beneficial interest in the equity interests in Party C held by Party B, or allow the encumbrance thereon of any security interest, without the prior written consent of Party A, except for the pledge placed on these equity interests in accordance with Party B's Equity Pledge Agreement;

2.2.3    未经甲方的事先书面同意的情况下，对于丙方与任何人合并或联合，或对任何人进行收购或投资，乙方将促成丙方股东会或董事会不予批准；

Party B shall cause the shareholders' meeting or the board of directors of Party C not to approve the merger or consolidation with any person, or the acquisition of or investment in any person, without the prior written consent of Party A;

2.2.4    将发生的或可能发生的任何关于其所拥有的股权的诉讼、仲裁或行政程序立即通知甲方；

Party B shall immediately notify Party A of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to the equity interests in Party C held by Party B;

2.2.5    促使丙方股东会或董事会表决赞成本合同规定的被购买股权的转让并应甲方之要求采取其他任何行动；

Party B shall cause the shareholders' meeting or the board of directors of Party C to vote their approval of the transfer of the Optioned Interests as set forth in this Agreement and to take any and all other actions that may be requested by Party A;

2.2.6    为保持其对股权的所有权，签署所有必要或适当的文件，采取所有必要或适当的行动和提出所有必要或适当的控告或对所有索偿进行必要和适当的抗辩；

To the extent necessary to maintain Party B's ownership in Party C, Party B shall execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defenses against all claims;

2.2.7    应甲方的要求，委任由其指定的任何人士出任丙方的董事和/或执行董事；未经甲方事先书面同意，不得更换丙方的董事；

Party B shall appoint any designee of Party A as director and/or executive director of Party C, at the request of Party A; without the prior written consent of Party A, they shall not replace the directors of Party C;

2.2.8    应甲方的要求，不时向甲方和/或其指定的个人出具授权委托书， 授权甲方和/或其指定的个人行使与丙方有关的股东表决权；

Party B shall issue such power of attorney as Party A may request from time to time, to authorize Party A and/or the individual designated by Party A to exercise Party B’s voting rights as a shareholder in Party C.

2.2.9    经甲方随时要求，应向其指定的代表在任何时间无条件地根据本合同的股权购买权立即转让其股权，并放弃其对另一现有股东进行其相应股权转让所享有的优先购买权（如有的话）；

At the request of Party A at any time, Party B shall promptly and unconditionally transfer its equity interests in Party C to Party A's Designee(s) in accordance with the Equity Interest Purchase Option under this Agreement, and Party B hereby waives its right of first refusal to the respective share transfer by the other existing shareholder of Party C (if any);

2.2.10    如乙方从丙方获得任何利润、股息、分红、或清算所得，乙方应在遵从中国法律的前提下将其及时赠予甲方或甲方指定的任何人；和

Party B shall promptly donate any profit, interest, dividend or proceeds of liquidation to Party A or any other person designated by Party A to the extent permitted under applicable PRC laws; and

2.2.11    严格遵守本合同及乙方、丙方与甲方共同或分别签订的其他合同的各项规定，切实履行该等合同项下的各项义务，并不进行任何足以影响该等合同的有效性和可执行性的作为/不作为。如果乙方对于本合同项下或本合同各方签署的乙方股权质押合同项下或对甲方和/或其指定的个人出具的授权委托书中的股权，还留存有任何权利，除非甲方书面指示，否则乙方仍不得行使该权利。

Party B shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by and among Party B, Party C and Party A, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. If Party B retains any additional rights other than those rights provided for under this Agreement, Party B's Equity Pledge Agreement and the powers of attorney issued to Party A and/or the individual designated by Party A, Party B shall not exercise such rights without Party A’s written direction.

23.	陈述和保证

REPRESENTATIONS AND WARRANTIES

乙方和丙方特此在本合同签署之日向甲方共同及分别陈述和保证如下：

Party B and Party C hereby represent and warrant to Party A, jointly and severally, as of the date of this Agreement that:

3.1    其具有签订和交付本合同和其为一方的、根据本合同为每一次转让被购买股权而签订的任何股权转让合同(各称为“转让合同”)，并履行其在本合同和任何转让合同项下的义务的权力和能力。乙方和丙方同意在甲方行使购买权时，他们将签署与本合同条款一致的转让合同。本合同和其是一方的各转让合同一旦签署后，构成或将对其构成合法、有效及具有约束力的义务并可按照其条款对其强制执行；

They have the authority to execute and deliver this Agreement and any share transfer contracts to which they are parties concerning the Optioned Interests to be transferred thereunder (each, a "Transfer Contract"), and to perform their obligations under this Agreement and any Transfer Contracts. Party B and Party C agree to enter into Transfer Contracts consistent with the terms of this Agreement upon Party A’s exercise of the Equity Interest Purchase Option. This Agreement and the Transfer Contracts to which they are parties constitute or will constitute their legal, valid and binding obligations and shall be enforceable against them in accordance with the provisions thereof;

3.2    无论是本合同或任何转让合同的签署和交付还是其在本合同或任何转让合同项下的义务的履行均不会：(i)导致违反任何有关的中国法律；(ii) 与丙方章程或其他组织文件相抵触；(iii)导致违反其是一方或对其有约束力的任何合同或文件，或构成其是一方或对其有约束力的任何合同或文件项下的违约；(iv)导致违反有关向任何一方颁发的任何许可或批准的授予和(或)继续有效的任何条件；或(v)导致向任何一方颁发的任何许可或批准中止或被撤销或附加条件；

The execution and delivery of this Agreement or any Transfer Contracts and the obligations under this Agreement or any Transfer Contracts shall not: (i) cause any violation of any applicable laws of China; (ii) be inconsistent with the articles of association, bylaws or other organizational documents of Party C; (iii) cause the violation of any contracts or instruments to which they are a party or which are binding on them, or constitute any breach under any contracts or instruments to which they are a party or which are binding on them; (iv) cause any violation of any condition for the grant and/or continued effectiveness of any licenses or permits issued to either of them; or (v) cause the suspension or revocation of or imposition of additional conditions to any licenses or permits issued to either of them;

3.3    乙方对其在丙方拥有的股权拥有良好和可出售的所有权，除乙方股权质押合同外，乙方在上述股权上没有设置任何担保权益；

Party B has a good and merchantable title to the equity interests in Party C he holds. Except for Party B's Equity Pledge Agreement, Party B has not placed any security interest on such equity interests;

3.4    丙方对所有资产拥有良好和可出售的所有权，丙方在上述资产上没有设置任何担保权益；

Party C has a good and merchantable title to all of its assets, and has not placed any security interest on the aforementioned assets;

3.5    丙方没有任何未偿还债务，除(i)在其正常的业务过程中发生的债务，及(ii)已向甲方披露及经甲方书面同意债务除外；

Party C does not have any outstanding debts, except for (i) debt incurred in the ordinary course of business; and (ii) debts disclosed to Party A for which Party A's written consent has been obtained.

3.6    丙方遵守适用于股权、资产的收购的所有法律和法规；和

Party C has complied with all laws and regulations of China applicable to equity or asset acquisitions; and

3.7    目前没有悬而未决的或构成威胁的与股权、丙方资产有关的或与丙方有关的诉讼、仲裁或行政程序。

There are no pending or threatened litigation, arbitration or administrative proceedings relating to the equity interests in Party C, assets of Party C or Party C.

24.	生效日

EFFECTIVE DATE

本合同于各方签署本合同之日生效，本合同在乙方拥有的全部丙方股权根据本合同的约定依法转让至甲方和/或被指定人名下后终止。

This Agreement shall become effective upon the date hereof, and remain effective until all the equity interest owned by Party B in Party C has been legally transferred to Party A or the Designee(s) in accordance with this Agreement.

25.	适用法律与争议解决

GOVERNING LAW AND DISPUTE RESOLUTION

5.1    适用法律

Governing law

本合同的订立、效力、解释、履行、修改和终止以及争议解决均适用中国正式公布并可公开得到的法律。对中国正式公布并可公开得到的法律没有规定的事项，将适用国际法律原则和惯例。

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the formally published and publicly available laws of China. Matters not covered by formally published and publicly available laws of China shall be governed by international legal principles and practices.

5.2    争议的解决方法

Methods of Resolution of Disputes

因解释和履行本协议而发生的任何争议，本协议双方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后 30 天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其仲裁规则仲裁解决。仲裁应在北京进行，使用之语言为中文。仲裁裁决是终局性的，对各方均有约束力。在适当情况下，仲裁庭或仲裁员可根据争议解决条款和/或适用的中国法律，就中国经营实体股权或资产作出补救措施裁定， 包括限制业务开展、限制或禁止转让或出售股权或资产或提出对中国经营实体进行清盘。此外，在组成仲裁庭期间，各方有权向位于（i） 开曼群岛（即上市母公司注册成立地点）；（ii）有关中国经营实体注册成立地点（包括中国北京市）；及（iii）上市母公司或有关中国经营实体主要资产所在地具有管辖权的法院申请就相关中国经营实体的股权或资产授出临时性救济措施。

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party's request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic And Trade Arbitration Commission Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration shall be conducted in Beijing, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties. In appropriate cases, pursuant to the dispute resolution provisions and /or PRC laws in force at that time, the arbitral tribunal or arbitrator may award remedies over the equity interests or assents of the PRC Operating Entities , including restrictions over the conduct of business, restrictions or prohibitions over transfer or disposal of the equity interests or assets or order the winding up of the PRC Operating Entities. In addition during the progress of arbitral tribunal setup ,the parties shall have the right to apply to the courts of （i）the Cayman Islands(being the place of listed company ); （ii）the place of incorporation of the relevant PRC Operating Entities(i.e. Beijing, PRC); （iii）the place(s) where the listed company or the relevant PRC Operating Entity’s principal assets are located, which having jurisdiction, for interim remedies over the equity interests or assets of the relevant PRC Operating Entities.

26.	税款、费用

TAXES AND FEES

每一方应承担根据中国法律因准备和签署本合同和各转让合同以及完成本合同和各转让合同拟定的交易而由该方发生的或对其征收的任何和全部的转让和注册的税、花费和费用。

Each Party shall pay any and all transfer and registration tax, expenses and fees incurred thereby or levied thereon in accordance with the laws of China in connection with the preparation and execution of this Agreement and the Transfer Contracts, as well as the consummation of the transactions contemplated under this Agreement and the Transfer Contracts.

27.	通知

NOTICES

7.1    本合同项下要求或发出的所有通知和其他通信应通过专人递送、挂号邮寄、邮资预付或商业快递服务或传真的方式发到该方下列地址。每一通知还应再以电子邮件送达。该等通知视为有效送达的日期按如下方式确定：

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such Party set forth below. A confirmation copy of each notice shall also be sent by email. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

7.1.1    通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的， 则以于设定为通知的地址在送达或拒收之日为有效送达日。

Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

7.1.2    通知如果是以传真发出的，则以成功传送之日为有效送达日（应以自动生成的传送确认信息为证）。

Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

7.2    为通知的目的，各方地址如下：

For the purpose of notices, the addresses of the Parties are as follows:

甲方：益盛鑫（广州）国际控股有限公司

Party A: Yishengxin (Guangzhou) International Holding Co., Ltd.

地址:     广州市南沙区南沙街海通街1号2713房B08

Address: B08, 2713 Building, No.1 Haitong Street, Nansha Street, Nansha District, Guangzhou

收件人： 肖捷

Attn:	Jie Xiao

电话：	13535383338

Phone:	13535383338

邮箱：	xiaojie@ysxnet.com

Email:	xiaojie@ysxnet.com

乙方：利士福（广州）企业管理咨询合伙企业（有限合伙）

Party B: Lishifu (Guangzhou) Enterprise Management Consulting Partnership (limited partnership)

地址：广州市番禺区石基镇市莲路石基村段55号三楼A3037房

Address: Room A3037, 3rd Floor, No. 55, Shiji Village Section, Shilian Road, Shiji Town, Panyu District, Guangzhou

收件人： 陈镁琦

Attn:	Meiqi Chen

电话：	18502064104

Phone:	18502064104

邮箱：	chenmeiqi@ysxnet.coom

E-mail:	chenmeiqi@ysxnet.coom

丙方：	新疆益盛鑫网络科技有限公司

Party C：Xinjiang Yishengxin Network Technology Co., Ltd.

地址：新疆喀什地区喀什经济开发区深喀大道总部经济区川渝大厦4层405室

Address: Room 405, 4 / F, Chuanyu Building, Headquarters Economic Zone, Shenka Avenue, Kashgar Economic Development Zone, Kashgar Region, Xinjiang

收件人： 王兵

Attn:	Bing Wang

电话：	15199310999

Phone:	15199310999

邮箱：	wangbing@ysxnet.com

Email:	wangbing@ysxnet.com

7.3    任何一方可按本条规定随时给其他方发出通知来改变其接收通知的地址。

Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

28.	保密责任

CONFIDENTIALITY

各方承认及确定有关本合同、本合同内容，以及彼此就准备或履行本合同而交换的任何口头或书面资料均被视为保密信息。各方应当对所有该等保密信息予以保密，而在未得到另一方书面同意前，不得向任何第三者披露任何保密信息，惟下列信息除外：(a)公众人士知悉或将会知悉的任何信息（惟并非由接受保密信息之一方擅自向公众披露）；(b)根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息；或(c)由任何一方就本合同所述交易而需向其股东、投资者、法律或财务顾问披露之信息，而该股东、法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方工作人员或聘请机构的泄密均视为该方的泄密，需依本合同承担违约责任。无论本合同以任何理由终止，本条款仍然生效。

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, investors, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, investors, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the staff members or agencies hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.

29.	进一步保证

FURTHER UNDERTAKINGS

9.1    各方同意迅速签署为执行本合同的各项规定和目的而合理需要的或对其有利的文件，以及为执行本合同的各项规定和目的而采取合理需要的或对其有利的进一步行动。

The Parties agree to promptly execute documents that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement and take further actions that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement.

9.2    自本合同协议生效后， 如果中国任何政府机构对中国任何法律、法规、法令或规定的条款作出修改，包括对现行法律、法规、法令或规定作出修正、补充或废止，或对现行法律、法规、法令或规定引用不同的解释或不同的实施办法(各称为“修改”)，或颁布新的法律、法规、法令或规定(各称为“新规定”)，或任何政府机构提出对本合同的履行可能造成影响的要求或意见时，应适用如下：

After this Agreement becomes effective, if any PRC governmental authority makes any change to any PRC laws, regulations, orders or rules, including making amendment, supplements or abolishment to any existing laws, regulations, orders or rules or employing additional interpretations, implementation (each a “Change”) or issuing new laws, regulations, orders or rules (each a “New Rule”), or if any governmental authority raises any requirement or comments that may affect the enforcement of this Agreement, parties shall:

(a)    如果修改或新规定比截止本合同生效之日有效的有关法律、法规、法令或规定对甲方更为有利，则各方应及时向有关机构(如需要)申请获取这些修改或新规定的利益。各方应尽其最大努力促使该申请获得批准。

If the Change or the New Rule is more favorable to Party A than the laws, regulations, orders or rules effective as of the date of this Agreement, Parties shall timely apply to relevant government authority for such benefits (if needed). Parties shall use their best effort to procure the approval of the application.

(b)    如果由于修改或新规定，甲方在本合同项下的利益直接或间接地受到严重和不利的影响，经甲方通知乙方或丙方后，各方应基于诚实信用原则及时协商，对本合同的条款或履行方式作出一切必要的修改和调整，以尽最大可能实现各方在本合同项下的原有商业意图并维护甲方在本合同中的利益。

If any of Party A’s interest under this Agreement is materially and adversely affected by the Change or the New Rule, upon notice by Party A to Party B or Party C, Parties shall consult with each other based on good faith and make any necessary amendment and adjustment so as to realize the business intents as contemplated by this Agreement and maintain the interest of Party A to the extent possible.

(c)    如果由于任何政府机构提出的要求可能对本合同根据本合同的条款和条件予以履行产生实质不利影响，乙方及丙方应尽最大合理努力与相关政府机关予以沟通，以争取本合同能以其原本的条款条件予以履行，甲方应就该等沟通予以必要的协助。如果无法通过沟通，各方应基于诚实信用原则及时协商，对本合同的条款或履行方式作出一切必要的修改和合理的调整，以尽最大可能实现各方在本合同项下的原有商业意图并维护甲方在本合同中的利益。

If the requirement by any government authority will have material adverse impact on the performance of this Agreement according to the terms and conditions contained herein, Party B or Party C shall use its best effort to communicate with relevant government authority to effect the performance of this Agreement according to its original terms and conditions and Party A shall provide necessary assistant to such communication. If the issues cannot be settled through communication, Parties shall consult with each other based on good faith and make any necessary amendment and adjustment so as to realize the business intents as contemplated by this Agreement and maintain the interest of Party A to the extent possible.

30.	其他

MISCELLANEOUS

10.1    修订、修改与补充

Amendment, change and supplement

对本合同作出修订、修改与补充，必须经每一方签署书面协议。

Any amendment, change and supplement to this Agreement shall require the execution of a written agreement by all of the Parties.

10.2    完整合同

Entire agreement

除了在本合同签署后所作出的书面修订、补充或修改以外，本合同构成本合同各方就本合同标的物所达成的完整合同，取代在此之前就本合同标的物所达成的所有口头或书面的协商、陈述和合同。

Except for the amendments, supplements or changes in writing executed after the execution of this Agreement, this Agreement shall constitute the entire agreement reached by and among the Parties hereto with respect to the subject matter hereof, and shall supercede all prior oral and written consultations, representations and contracts reached with respect to the subject matter of this Agreement.

10.3    标题

Headings

本合同的标题仅为方便阅读而设，不应被用来解释、说明或在其他方面影响本合同各项规定的含义。

The headings of this Agreement are for convenience only, and shall not be used to interpret, explain or otherwise affect the meanings of the provisions of this Agreement.

10.4    语言

Language

本合同以中文和英文书就，一式三份，甲乙丙三方各持一份，具有同等效力；中英文版本如有冲突，应以中文版为准。

This Agreement is written in both Chinese and English language in three copies, each Party having one copy with equal legal validity; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

10.5    可分割性

Severability

如果本合同有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本合同其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。各方应通过诚意磋商，争取以法律许可以及各方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

10.6    继任者

Successors

本合同对各方各自的继任者和各方所允许的受让方应具有约束力并对其有利。

This Agreement shall be binding on and shall inure to the interest of the respective successors of the Parties and the permitted assigns of such Parties.

10.7    继续有效

Survival

10.7.1    合同期满或提前终止前因本合同而发生的或到期的任何义务在本合同期满或提前终止后继续有效。

Any obligations that occur or that are due as a result of this Agreement upon the expiration or early termination of this Agreement shall survive the expiration or early termination thereof.

10.7.2    本合同第 5、7、8 条和本第 10.7 条的规定在本合同终止后继续有效。

The provisions of Sections 5, 7, 8 and this Section 10.7 shall survive the termination of this Agreement.

10.8    弃权

Waivers

任何一方可以对本合同的条款和条件作出弃权，但必须经书面作出并经各方签字。一方在某种情况下就其他方的违约所作的弃权不应被视为该方在其他情况下就类似的违约已经对其他方作出弃权。

Any Party may waive the terms and conditions of this Agreement, provided that such a waiver must be provided in writing and shall require the signatures of the Parties. No waiver by any Party in certain circumstances with respect to a breach by other Parties shall operate as a waiver by such a Party with respect to any similar breach in other circumstances.

10.9    补偿

Indemnification

10.9.1    各方同意并确认，如一方（以下称“违约方”）实质性地违反本合同项下所作的任何一项约定，或实质性地未履行本合同项下的任何一项义务，即构成本合同项下的违约（以下称“违约”），守约方有权要求违约方在合理期限内补正或采取补救措施。如违约方在合理期限内或在守约方书面通知违约方并提出补正要求后十（10）天内仍未补正或采取补救措施的，则守约方有权自行决定选择以下的任一种违约救济方式：（1）终止本合同，并要求违约方给予全部的损害赔偿；（2）要求强制履行违约方在本合同项下的义务，并要求违约方给予全部的损害赔偿；或者（3）按照乙方股权质押合同的约定以质押股权折价，拍卖或者变卖，并以折价、拍卖或者变卖的价款优先受偿，并要求违约方承担由此造成的全部损失；

The Parties agree and confirm that, if any Party (the “Defaulting Party”) is in material breach of any provisions herein or fails to perform any obligations hereunder in any material respect, such breach or failure shall constitute a default under this Agreement (the “Default”), which shall entitle non-defaulting Party to request Defaulting Party to rectify or remedy such Default with a reasonable period of time. If the Defaulting Party fails to rectify or remedy such Default within the reasonable period of time or within 10 days of non-defaulting Party’s written notice requesting for such rectification or remedy, the non-defaulting Party shall be entitled to elect any one of the following remedial actions: (a) to terminate this Agreement and request the Defaulting Party to fully compensate its losses and damages; (b) to request the specific performance by the Defaulting Party of its obligations hereunder and request the Defaulting Party to fully compensate non-defaulting Party’s losses and damages; or (c) to enforce the pledge under the Party B’s Equity Pledge Agreement by selling, auctioning or exchanging the pledged equity thereunder and receive payment in priority from the proceeds derived therefrom, and in the meantime, request the Defaulting Party to fully compensate non-defaulting Party for any losses as a result thereof.

10.9.2    本合同规定的权利和救济是累积的，并不排斥法律规定的其他权利或者救济；

The rights and remedies provided for in this Agreement shall be accumulative and shall not affect any other rights and remedies stipulated at law.

[以下为签字页]

[THE SIGNATURE PAGE]

兹此为证，由各方授权的代表于文首之日签署了本股权处分及独家购买权合同并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Share Disposal and Exclusion Option to Purchase Agreement as of the date first above written.

甲方：	益盛鑫（广州）国际控股有限公司

Party A: Yishengxin (Guangzhou) International Holding Co., Ltd.

签名：	/s/ 肖捷

By:	/s/ XIAO JIE

乙方：利士福（广州）企业管理咨询合伙企业（有限合伙）

Party B: Lishifu (Guangzhou) Enterprise Management Consulting Partnership (limited partnership)

签名：	/s/ 陈镁琦

By:	/s/ CHEN MEI QI

丙方：新疆益盛鑫网络科技有限公司

Party C：Xinjiang Yishengxin Network Technology Co., Ltd.

签名：	/s/ 肖捷

By:	/s/ XIAO JIE

股权处分及独家购买权合同

SHARE DISPOSAL AND EXCLUSIVE OPTION TO PURCHASE AGREEMENT

本股权处分及独家购买权合同（下称“本合同”）由以下各方于2022年12月31日在中华人民共和国（下称“中国”）广州市签订：

This Share Disposal and Exclusive Option to Purchase Agreement (this "Agreement") is executed by and among the following Parties as of December 31, 2022, in Guangzhou, the People’s Republic of China (“China” or the “PRC”):

甲方：     益盛鑫（广州）国际控股有限公司

Party A: Yishengxin (Guangzhou) International Holding Co., Ltd.

地址：     广州市南沙区南沙街海通街1号2713房B08

Address: B08, 2713 Building, No.1 Haitong Street, Nansha Street, Nansha District, Guangzhou

乙方：利是高（广州）企业管理咨询合伙企业（有限合伙）

Party B: Lishigao (Guangzhou) Enterprise Management Consulting Partnership (limited partnership)

地址：广州市番禺区石基镇市莲路石基村段55号三楼A3035房

Address: Room A3035, 3rd Floor, No. 55, Shiji Village Section, Shilian Road, Shiji Town, Panyu District, Guangzhou

丙方：新疆益盛鑫网络科技有限公司

Party C: Xinjiang Yishengxin Network Technology Co., Ltd.

地址：新疆喀什地区喀什经济开发区深喀大道总部经济区川渝大厦4层405室

Address: Room 405, 4 / F, Chuanyu Building, Headquarters Economic Zone, Shenka Avenue, Kashgar Economic Development Zone, Kashgar Region, Xinjiang

在本合同中，甲方、乙方和丙方以下各称“一方”，合称“各方”。

In this Agreement, Party A, Party B and Party C shall be referred to individually as a "Party" and collectively as the "Parties".

鉴于：乙方持有丙方2.9807%的股权权益。甲方与丙方于本合同签订日期签订了独家业务合作及服务协议等一系列控制性协议（下称“控制协议”）。

Whereas Party B holds 2.9807% of the equity interest in Party C. Party A and Party C have executed an Exclusive Business Cooperation and Service Agreement and a series of other control agreements (the “Control Agreements”) as the date hereof.

现各方协商一致，达成如下协议：

Now therefore, upon mutual discussion and negotiation, the Parties have reached the following agreement:

31.	股权买卖

SALE AND PURCHASE OF EQUITY INTEREST

1.13	授予权利

Option Granted

鉴于甲方向乙方支付了人民币 1 元作为对价，且乙方确认收到并认为该对价足够，乙方在此不可撤销地同意，在中国法律允许的前提下，甲方可以按照自行决定的行使步骤，并按照本合同第 1.3 条所述的价格，要求乙方履行和完成中国法律要求的一切审批和登记手续，使得甲方可以随时一次或多次从乙方购买，或指定一人或多人 (“被指定人”) 从乙方购买乙方所持有的丙方的全部或部分股权 (下称“股权购买权”)。甲方的该股权购买权为独家的。除甲方和被指定人外，任何第三人均不得享有股权购买权或其他与乙方股权有关的权利。丙方特此同意乙方向甲方授予股权购买权。本款及本合同所规定的“人”指个人、公司、合营企业、合伙、企业、信托或非公司组织。

In consideration of the payment of RMB 1 by Party A, the receipt and adequacy of which is hereby acknowledged by Party B, Party B hereby irrevocably agrees that, on the condition that it is permitted by the PRC laws, Party A has the right to require Party B to fulfill and complete all approval and registration procedures required under PRC laws for Party A to purchase, or designate one or more persons (each, a "Designee") to purchase, Party B’s equity interests in Party C, once or at multiple times at any time in part or in whole at Party A's sole and absolute discretion and at the price described in Section 1.3 herein (such right being the "Equity Interest Purchase Option"). Party A’s Equity Interest Purchase Option shall be exclusive. Except for Party A and the Designee(s), no other person shall be entitled to the Equity Interest Purchase Option or other rights with respect to the equity interests of Party B. Party C hereby agrees to the grant by Party B of the Equity Interest Purchase Option to Party A. The term "person" as used herein shall refer to individuals, corporations, partnerships, partners, enterprises, trusts or non-corporate organizations.

1.14	行使步骤

Steps for Exercise of Equity Interest Purchase Option

甲方行使其股权购买权以符合中国法律和法规的规定为前提。甲方行使股权购买权时，应向乙方发出书面通知(下称“股权购买通知”)，股权购买通知应载明以下事项：(a)甲方关于行使股权购买权的决定；(b)甲方拟从乙方购买的股权份额(下称“被购买股权”) ；和(c) 被购买股权的购买日/转让日。

Subject to the provisions of the laws and regulations of China, Party A may exercise the Equity Interest Purchase Option by issuing a written notice to Party B (the "Equity Interest Purchase Option Notice"), specifying: (a) Party A's decision to exercise the Equity Interest Purchase Option; (b) the portion of equity interests to be purchased from Party B (the "Optioned Interests"); and (c) the date for purchasing the Optioned Interests and/or the date for transfer of the Optioned Interests.

1.15	股权买价

Equity Interest Purchase Price

被购买股权的买价（下称“基准买价”）应为人民币 1 元。如果届时中国法律所允许的最低价格高于人民币 1 元，则股权买价为中国法律所允许的最低价格。如果在甲方行权时中国法律要求评估股权，各方通过诚信原则另行商定，并在评估基础上对该股权买价进行必要调整，以符合当时适用之任何中国法律之要求（统称，“股权买价”）。

The purchase price of the Optioned Interests (the "Base Price") shall be RMB 1. If the minimum price allowed by the laws of China then in effect is higher than RMB 1, then the Equity Interest Purchase Price shall be the lowest price allowed by the laws of China. If appraisal is required by the laws of China at the time when Party A exercises the Equity Interest Purchase Option, the Parties shall negotiate in good faith and based on the appraisal result make necessary adjustment to the Equity Interest Purchase Price so that it complies with any and all then applicable laws of China (collectively, the "Equity Interest Purchase Price").

1.16	转让被购买股权

Transfer of Optioned Interests

甲方每次行使股权购买权时：

For each exercise of the Equity Interest Purchase Option:

1.16.1    乙方应责成丙方及时召开股东会会议，在该会议上，应通过批准乙方向甲方和/或被指定人转让被购买股权的决议；

Party B shall cause Party C to promptly convene a shareholders’ meeting, at which a resolution shall be adopted approving Party B's transfer of the Optioned Interests to Party A and/or the Designee(s);

1.4.2    乙方应就其向甲方和/或被指定人转让被购买股权取得丙方其他股东同意该转让并放弃优先购买权的书面声明；

Party B shall obtain written statements from the other shareholders of Party C giving consent to the transfer of the equity interest to Party A and/or the Designee(s) and waiving any right of first refusal related thereto.

1.4.3    乙方应与甲方和/或被指定人(在适用的情况下)按照本合同及股权购买通知的规定，为每次转让签订股权转让合同；

Party B shall execute a share transfer contract with respect to each transfer with Party A and/or each Designee (whichever is applicable), in accordance with the provisions of this Agreement and the Equity Interest Purchase Option Notice regarding the Optioned Interests;

1.4.4    有关方应签署所有其他所需合同、协议或文件，取得全部所需的政府批准和同意，并采取所有所需行动，在不附带任何担保权益的情况下，将被购买股权的有效所有权转移给甲方和/或被指定人并使甲方和/或被指定人成为被购买股权的登记在册所有人。为本款及本合同的目的，“担保权益”包括担保、抵押、第三方权利或权益，任何购股权、收购权、优先购买权、抵销权、所有权扣留或其他担保安排等；但为了明确起见，不包括在本合同、乙方股权质押合同项下产生的任何担保权益。本款及本合同所规定的“乙方股权质押合同”指甲方、乙方和丙方于本合同签署之日签订的股权质押合同（下称“乙方股权质押合同”），根据乙方股权质押合同，乙方为担保丙方能履行丙方与甲方签订的控制协议项下的义务，而向甲方质押其在丙方的全部乙方股权。

The relevant Parties shall execute all other necessary contracts, agreements or documents, obtain all necessary government licenses and permits and take all necessary actions to transfer valid ownership of the Optioned Interests to Party A and/or the Designee(s), unencumbered by any security interests, and cause Party A and/or the Designee(s) to become the registered owner(s) of the Optioned Interests. For the purpose of this Section and this Agreement, "security interests" shall include securities, mortgages, third party's rights or interests, any stock options, acquisition right, right of first refusal, right to offset, ownership retention or other security arrangements, but shall be deemed to exclude any security interest created by this Agreement and Party B's Equity Pledge Agreement. "Party B's Equity Pledge Agreement" as used in this Section and this Agreement shall refer to the Equity Pledge Agreement ("Party B's Equity Pledge Agreement") executed by and among Party A, Party B and Party C as of the date hereof, whereby Party B pledges all of its equity interests in Party C to Party A, in order to guarantee Party C's performance of its obligations under the Control Agreements executed by and between Party C and Party A.

32.	承诺

COVENANTS

2.7	丙方的承诺

Covenants regarding Party C

乙方（作为丙方的股东）和丙方在此承诺：

Party B (as the shareholders of Party C) and Party C hereby covenant as follows:

2.1.1    未经甲方的事先书面同意，不以任何形式补充、更改或修改丙方公司章程文件，增加或减少其注册资本，或以其他方式改变其注册资本结构；

Without the prior written consent of Party A, they shall not in any manner supplement, change or amend the articles of association and bylaws of Party C, increase or decrease its registered capital, or change its structure of registered capital in other manners;

2.1.2    按照良好的财务和商业标准及惯例，保持其公司的存续，审慎地及有效地经营其业务和处理事务；

They shall maintain Party C's corporate existence in accordance with good financial and business standards and practices by prudently and effectively operating its business and handling its affairs;

2.1.3    未经甲方的事先书面同意，不在本合同签署之日起的任何时间出售、转让、抵押或以其他方式处置丙方的任何资产、业务或收入的合法或受益权益，或允许在其上设置任何其他担保权益；

Without the prior written consent of Party A, they shall not at any time following the date hereof, sell, transfer, mortgage or dispose of in any manner any assets of Party C or legal or beneficial interest in the business or revenues of Party C, or allow the encumbrance thereon of any security interest;

2.1.4    未经甲方的事先书面同意，不发生、继承、保证或容许存在任何债务，但(i)正常或日常业务过程中产生而不是通过借款方式产生的债务；和(ii)已向甲方披露和得到甲方书面同意的债务除外；

Without the prior written consent of Party A, they shall not incur, inherit, guarantee or suffer the existence of any debt, except for (i) debts incurred in the ordinary course of business other than through loans; and (ii) debts disclosed to Party A for which Party A's written consent has been obtained;

2.1.5    一直在正常业务过程中经营所有业务，以保持丙方的资产价值，不进行任何足以影响其经营状况和资产价值的作为/不作为；

They shall always operate all of Party C's businesses during the ordinary course of business to maintain the asset value of Party C and refrain from any action/omission that may affect Party C's operating status and asset value;

2.1.6    未经甲方的事先书面同意，不得让丙方签订任何重大合同，但在正常业务过程中签订的合同除外(就本段而言，如果一份合同的总金额超过人民币 100,000 元，即被视为重大合同)；

Without the prior written consent of Party A, they shall not cause Party C to execute any major contract, except the contracts in the ordinary course of business (for purpose of this subsection, a contract with a price exceeding RMB 100,000 shall be deemed a major contract);

2.1.7    未经甲方的事先书面同意，丙方不得向任何人提供贷款或信贷；

Without the prior written consent of Party A, they shall not cause Party C to provide any person with any loan or credit;

2.1.8    应甲方要求，向其提供所有关于丙方的营运和财务状况的资料；

They shall provide Party A with information on Party C's business operations and financial condition at Party A's request;

2.1.9    如甲方提出要求，丙方应从甲方接受的保险公司处购买和持有有关其资产和业务的保险，该保险的金额和险种应与经营类似业务的公司一致；

If requested by Party A, they shall procure and maintain insurance in respect of Party C's assets and business from an insurance carrier acceptable to Party A, at an amount and type of coverage typical for companies that operate similar businesses;

2.1.10 未经甲方的事先书面同意，丙方不得与任何人合并或联合，或对任何人进行收购或投资；

Without the prior written consent of Party A, they shall not cause or permit Party C to merge, consolidate with, acquire or invest in any person;

2.1.11 将发生的或可能发生的与丙方资产、业务或收入有关的诉讼、仲裁或行政程序立即通知甲方；

They shall immediately notify Party A of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to Party C's assets, business or revenue;

2.1.12    为保持丙方对其全部资产的所有权，签署所有必要或适当的文件，采取所有必要或适当的行动和提出所有必要或适当的控告或对所有索偿进行必要和适当的抗辩；

To maintain the ownership by Party C of all of its assets, they shall execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defenses against all claims;

2.1.13    未经甲方事先书面同意，不得以任何形式派发股息予各股东，但一经甲方要求，丙方应立即将其所有可分配利润全部立即分配给其各股东；及

Without the prior written consent of Party A, they shall ensure that Party C shall not in any manner distribute dividends to its shareholders, provided that upon Party A's written request, Party C shall immediately distribute all distributable profits to its shareholders; and

2.1.14    根据甲方的要求，委任由其指定的任何人士出任丙方的董事；未经甲方事先书面同意，不得更换丙方的董事。

At the request of Party A, they shall appoint any persons designated by Party A as directors of Party C; without the prior written consent of Party A, they shall not replace the directors of Party C.

2.8	乙方的承诺

Covenants of Party B

乙方承诺：

Party B hereby covenants as follows:

2.2.1    未经甲方的事先书面同意，不出售、转让、抵押或以其他方式处置其拥有的丙方的股权的合法或受益权益，或允许在其上设置任何其他担保权益，但根据乙方股权质押合同在该股权上设置的质押则除外；

Without the prior written consent of Party A, Party B shall not sell, transfer, mortgage or dispose of in any other manner any legal or beneficial interest in the equity interests in Party C held by Party B, or allow the encumbrance thereon of any security interest, except for the pledge placed on these equity interests in accordance with Party B's Equity Pledge Agreement;

2.2.2    促使丙方股东会和/或董事会不批准在未经甲方的事先书面同意的情况下，出售、转让、抵押或以其他方式处置任何乙方持有之丙方的股权的合法权益或受益权，或允许在其上设置任何其他担保权益，但批准根据乙方股权质押合同在乙方股权上设置的质押则除外；

Party B shall cause the shareholders' meeting and/or the board of directors of Party C not to approve the sale, transfer, mortgage or disposition in any other manner of any legal or beneficial interest in the equity interests in Party C held by Party B, or allow the encumbrance thereon of any security interest, without the prior written consent of Party A, except for the pledge placed on these equity interests in accordance with Party B's Equity Pledge Agreement;

2.2.3    未经甲方的事先书面同意的情况下，对于丙方与任何人合并或联合，或对任何人进行收购或投资，乙方将促成丙方股东会或董事会不予批准；

Party B shall cause the shareholders' meeting or the board of directors of Party C not to approve the merger or consolidation with any person, or the acquisition of or investment in any person, without the prior written consent of Party A;

2.2.4    将发生的或可能发生的任何关于其所拥有的股权的诉讼、仲裁或行政程序立即通知甲方；

Party B shall immediately notify Party A of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to the equity interests in Party C held by Party B;

2.2.5    促使丙方股东会或董事会表决赞成本合同规定的被购买股权的转让并应甲方之要求采取其他任何行动；

Party B shall cause the shareholders' meeting or the board of directors of Party C to vote their approval of the transfer of the Optioned Interests as set forth in this Agreement and to take any and all other actions that may be requested by Party A;

2.2.6    为保持其对股权的所有权，签署所有必要或适当的文件，采取所有必要或适当的行动和提出所有必要或适当的控告或对所有索偿进行必要和适当的抗辩；

To the extent necessary to maintain Party B's ownership in Party C, Party B shall execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defenses against all claims;

2.2.7    应甲方的要求，委任由其指定的任何人士出任丙方的董事和/或执行董事；未经甲方事先书面同意，不得更换丙方的董事；

Party B shall appoint any designee of Party A as director and/or executive director of Party C, at the request of Party A; without the prior written consent of Party A, they shall not replace the directors of Party C;

2.2.8    应甲方的要求，不时向甲方和/或其指定的个人出具授权委托书， 授权甲方和/或其指定的个人行使与丙方有关的股东表决权；

Party B shall issue such power of attorney as Party A may request from time to time, to authorize Party A and/or the individual designated by Party A to exercise Party B’s voting rights as a shareholder in Party C.

2.2.9    经甲方随时要求，应向其指定的代表在任何时间无条件地根据本合同的股权购买权立即转让其股权，并放弃其对另一现有股东进行其相应股权转让所享有的优先购买权（如有的话）；

At the request of Party A at any time, Party B shall promptly and unconditionally transfer its equity interests in Party C to Party A's Designee(s) in accordance with the Equity Interest Purchase Option under this Agreement, and Party B hereby waives its right of first refusal to the respective share transfer by the other existing shareholder of Party C (if any);

2.2.10    如乙方从丙方获得任何利润、股息、分红、或清算所得，乙方应在遵从中国法律的前提下将其及时赠予甲方或甲方指定的任何人；和

Party B shall promptly donate any profit, interest, dividend or proceeds of liquidation to Party A or any other person designated by Party A to the extent permitted under applicable PRC laws; and

2.2.11    严格遵守本合同及乙方、丙方与甲方共同或分别签订的其他合同的各项规定，切实履行该等合同项下的各项义务，并不进行任何足以影响该等合同的有效性和可执行性的作为/不作为。如果乙方对于本合同项下或本合同各方签署的乙方股权质押合同项下或对甲方和/或其指定的个人出具的授权委托书中的股权，还留存有任何权利，除非甲方书面指示，否则乙方仍不得行使该权利。

Party B shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by and among Party B, Party C and Party A, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. If Party B retains any additional rights other than those rights provided for under this Agreement, Party B's Equity Pledge Agreement and the powers of attorney issued to Party A and/or the individual designated by Party A, Party B shall not exercise such rights without Party A’s written direction.

33.	陈述和保证

REPRESENTATIONS AND WARRANTIES

乙方和丙方特此在本合同签署之日向甲方共同及分别陈述和保证如下：

Party B and Party C hereby represent and warrant to Party A, jointly and severally, as of the date of this Agreement that:

3.1    其具有签订和交付本合同和其为一方的、根据本合同为每一次转让被购买股权而签订的任何股权转让合同(各称为“转让合同”)，并履行其在本合同和任何转让合同项下的义务的权力和能力。乙方和丙方同意在甲方行使购买权时，他们将签署与本合同条款一致的转让合同。本合同和其是一方的各转让合同一旦签署后，构成或将对其构成合法、有效及具有约束力的义务并可按照其条款对其强制执行；

They have the authority to execute and deliver this Agreement and any share transfer contracts to which they are parties concerning the Optioned Interests to be transferred thereunder (each, a "Transfer Contract"), and to perform their obligations under this Agreement and any Transfer Contracts. Party B and Party C agree to enter into Transfer Contracts consistent with the terms of this Agreement upon Party A’s exercise of the Equity Interest Purchase Option. This Agreement and the Transfer Contracts to which they are parties constitute or will constitute their legal, valid and binding obligations and shall be enforceable against them in accordance with the provisions thereof;

3.2    无论是本合同或任何转让合同的签署和交付还是其在本合同或任何转让合同项下的义务的履行均不会：(i)导致违反任何有关的中国法律；(ii) 与丙方章程或其他组织文件相抵触；(iii)导致违反其是一方或对其有约束力的任何合同或文件，或构成其是一方或对其有约束力的任何合同或文件项下的违约；(iv)导致违反有关向任何一方颁发的任何许可或批准的授予和(或)继续有效的任何条件；或(v)导致向任何一方颁发的任何许可或批准中止或被撤销或附加条件；

The execution and delivery of this Agreement or any Transfer Contracts and the obligations under this Agreement or any Transfer Contracts shall not: (i) cause any violation of any applicable laws of China; (ii) be inconsistent with the articles of association, bylaws or other organizational documents of Party C; (iii) cause the violation of any contracts or instruments to which they are a party or which are binding on them, or constitute any breach under any contracts or instruments to which they are a party or which are binding on them; (iv) cause any violation of any condition for the grant and/or continued effectiveness of any licenses or permits issued to either of them; or (v) cause the suspension or revocation of or imposition of additional conditions to any licenses or permits issued to either of them;

3.3    乙方对其在丙方拥有的股权拥有良好和可出售的所有权，除乙方股权质押合同外，乙方在上述股权上没有设置任何担保权益；

Party B has a good and merchantable title to the equity interests in Party C he holds. Except for Party B's Equity Pledge Agreement, Party B has not placed any security interest on such equity interests;

3.4    丙方对所有资产拥有良好和可出售的所有权，丙方在上述资产上没有设置任何担保权益；

Party C has a good and merchantable title to all of its assets, and has not placed any security interest on the aforementioned assets;

3.5    丙方没有任何未偿还债务，除(i)在其正常的业务过程中发生的债务，及(ii)已向甲方披露及经甲方书面同意债务除外；

Party C does not have any outstanding debts, except for (i) debt incurred in the ordinary course of business; and (ii) debts disclosed to Party A for which Party A's written consent has been obtained.

3.6    丙方遵守适用于股权、资产的收购的所有法律和法规；和

Party C has complied with all laws and regulations of China applicable to equity or asset acquisitions; and

3.7    目前没有悬而未决的或构成威胁的与股权、丙方资产有关的或与丙方有关的诉讼、仲裁或行政程序。

There are no pending or threatened litigation, arbitration or administrative proceedings relating to the equity interests in Party C, assets of Party C or Party C.

34.	生效日

EFFECTIVE DATE

本合同于各方签署本合同之日生效，本合同在乙方拥有的全部丙方股权根据本合同的约定依法转让至甲方和/或被指定人名下后终止。

This Agreement shall become effective upon the date hereof, and remain effective until all the equity interest owned by Party B in Party C has been legally transferred to Party A or the Designee(s) in accordance with this Agreement.

35.	适用法律与争议解决

GOVERNING LAW AND DISPUTE RESOLUTION

5.1    适用法律

Governing law

本合同的订立、效力、解释、履行、修改和终止以及争议解决均适用中国正式公布并可公开得到的法律。对中国正式公布并可公开得到的法律没有规定的事项，将适用国际法律原则和惯例。

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the formally published and publicly available laws of China. Matters not covered by formally published and publicly available laws of China shall be governed by international legal principles and practices.

5.2    争议的解决方法

Methods of Resolution of Disputes

因解释和履行本协议而发生的任何争议，本协议双方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后 30 天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其仲裁规则仲裁解决。仲裁应在北京进行，使用之语言为中文。仲裁裁决是终局性的，对各方均有约束力。在适当情况下，仲裁庭或仲裁员可根据争议解决条款和/或适用的中国法律，就中国经营实体股权或资产作出补救措施裁定， 包括限制业务开展、限制或禁止转让或出售股权或资产或提出对中国经营实体进行清盘。此外，在组成仲裁庭期间，各方有权向位于（i） 开曼群岛（即上市母公司注册成立地点）；（ii）有关中国经营实体注册成立地点（包括中国北京市）；及（iii）上市母公司或有关中国经营实体主要资产所在地具有管辖权的法院申请就相关中国经营实体的股权或资产授出临时性救济措施。

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party's request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic And Trade Arbitration Commission Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration shall be conducted in Beijing, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties. In appropriate cases, pursuant to the dispute resolution provisions and /or PRC laws in force at that time, the arbitral tribunal or arbitrator may award remedies over the equity interests or assents of the PRC Operating Entities , including restrictions over the conduct of business, restrictions or prohibitions over transfer or disposal of the equity interests or assets or order the winding up of the PRC Operating Entities. In addition during the progress of arbitral tribunal setup ,the parties shall have the right to apply to the courts of （i）the Cayman Islands(being the place of listed company ); （ii）the place of incorporation of the relevant PRC Operating Entities(i.e. Beijing, PRC); （iii）the place(s) where the listed company or the relevant PRC Operating Entity’s principal assets are located, which having jurisdiction, for interim remedies over the equity interests or assets of the relevant PRC Operating Entities.

36.	税款、费用

TAXES AND FEES

每一方应承担根据中国法律因准备和签署本合同和各转让合同以及完成本合同和各转让合同拟定的交易而由该方发生的或对其征收的任何和全部的转让和注册的税、花费和费用。

Each Party shall pay any and all transfer and registration tax, expenses and fees incurred thereby or levied thereon in accordance with the laws of China in connection with the preparation and execution of this Agreement and the Transfer Contracts, as well as the consummation of the transactions contemplated under this Agreement and the Transfer Contracts.

37.	通知

NOTICES

7.1    本合同项下要求或发出的所有通知和其他通信应通过专人递送、挂号邮寄、邮资预付或商业快递服务或传真的方式发到该方下列地址。每一通知还应再以电子邮件送达。该等通知视为有效送达的日期按如下方式确定：

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such Party set forth below. A confirmation copy of each notice shall also be sent by email. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

7.1.1    通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的， 则以于设定为通知的地址在送达或拒收之日为有效送达日。

Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

7.1.2    通知如果是以传真发出的，则以成功传送之日为有效送达日（应以自动生成的传送确认信息为证）。

Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

7.2    为通知的目的，各方地址如下：

For the purpose of notices, the addresses of the Parties are as follows:

甲方：益盛鑫（广州）国际控股有限公司

Party A: Yishengxin (Guangzhou) International Holding Co., Ltd.

地址:     广州市南沙区南沙街海通街1号2713房B08

Address: B08, 2713 Building, No.1 Haitong Street, Nansha Street, Nansha District, Guangzhou

收件人： 肖捷

Attn:	Jie Xiao

电话：	13535383338

Phone:	13535383338

邮箱：	xiaojie@ysxnet.com

Email:	xiaojie@ysxnet.com

乙方：利是高（广州）企业管理咨询合伙企业（有限合伙）

Party B: Lishigao (Guangzhou) Enterprise Management Consulting Partnership (limited partnership)

地址：广州市番禺区石基镇市莲路石基村段55号三楼A3035房

Address: Room A3035, 3rd Floor, No. 55, Shiji Village Section, Shilian Road, Shiji Town, Panyu District, Guangzhou

收件人： 郑伟强

Attn:	Weiqiang Zheng

电话：	13802755682

Phone:	13802755682

邮箱：	zhengweiqiang@ysxnet.com

E-mail:	zhengweiqiang@ysxnet.com

丙方：新疆益盛鑫网络科技有限公司

Party C：Xinjiang Yishengxin Network Technology Co., Ltd.

地址：新疆喀什地区喀什经济开发区深喀大道总部经济区川渝大厦4层405室

Address: Room 405, 4 / F, Chuanyu Building, Headquarters Economic Zone, Shenka Avenue, Kashgar Economic Development Zone, Kashgar Region, Xinjiang

收件人： 王兵

Attn:	Bing Wang

电话：	15199310999

Phone:	15199310999

邮箱：	wangbing@ysxnet.com

Email:	wangbing@ysxnet.com

7.3    任何一方可按本条规定随时给其他方发出通知来改变其接收通知的地址。

Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

38.	保密责任

CONFIDENTIALITY

各方承认及确定有关本合同、本合同内容，以及彼此就准备或履行本合同而交换的任何口头或书面资料均被视为保密信息。各方应当对所有该等保密信息予以保密，而在未得到另一方书面同意前，不得向任何第三者披露任何保密信息，惟下列信息除外：(a)公众人士知悉或将会知悉的任何信息（惟并非由接受保密信息之一方擅自向公众披露）；(b)根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息；或(c)由任何一方就本合同所述交易而需向其股东、投资者、法律或财务顾问披露之信息，而该股东、法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方工作人员或聘请机构的泄密均视为该方的泄密，需依本合同承担违约责任。无论本合同以任何理由终止，本条款仍然生效。

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, investors, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, investors, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the staff members or agencies hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.

39.	进一步保证

FURTHER UNDERTAKINGS

9.1    各方同意迅速签署为执行本合同的各项规定和目的而合理需要的或对其有利的文件，以及为执行本合同的各项规定和目的而采取合理需要的或对其有利的进一步行动。

The Parties agree to promptly execute documents that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement and take further actions that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement.

9.2    自本合同协议生效后， 如果中国任何政府机构对中国任何法律、法规、法令或规定的条款作出修改，包括对现行法律、法规、法令或规定作出修正、补充或废止，或对现行法律、法规、法令或规定引用不同的解释或不同的实施办法(各称为“修改”)，或颁布新的法律、法规、法令或规定(各称为“新规定”)，或任何政府机构提出对本合同的履行可能造成影响的要求或意见时，应适用如下：

After this Agreement becomes effective, if any PRC governmental authority makes any change to any PRC laws, regulations, orders or rules, including making amendment, supplements or abolishment to any existing laws, regulations, orders or rules or employing additional interpretations, implementation (each a “Change”) or issuing new laws, regulations, orders or rules (each a “New Rule”), or if any governmental authority raises any requirement or comments that may affect the enforcement of this Agreement, parties shall:

(a)    如果修改或新规定比截止本合同生效之日有效的有关法律、法规、法令或规定对甲方更为有利，则各方应及时向有关机构(如需要)申请获取这些修改或新规定的利益。各方应尽其最大努力促使该申请获得批准。

If the Change or the New Rule is more favorable to Party A than the laws, regulations, orders or rules effective as of the date of this Agreement, Parties shall timely apply to relevant government authority for such benefits (if needed). Parties shall use their best effort to procure the approval of the application.

(b)    如果由于修改或新规定，甲方在本合同项下的利益直接或间接地受到严重和不利的影响，经甲方通知乙方或丙方后，各方应基于诚实信用原则及时协商，对本合同的条款或履行方式作出一切必要的修改和调整，以尽最大可能实现各方在本合同项下的原有商业意图并维护甲方在本合同中的利益。

If any of Party A’s interest under this Agreement is materially and adversely affected by the Change or the New Rule, upon notice by Party A to Party B or Party C, Parties shall consult with each other based on good faith and make any necessary amendment and adjustment so as to realize the business intents as contemplated by this Agreement and maintain the interest of Party A to the extent possible.

(c)    如果由于任何政府机构提出的要求可能对本合同根据本合同的条款和条件予以履行产生实质不利影响，乙方及丙方应尽最大合理努力与相关政府机关予以沟通，以争取本合同能以其原本的条款条件予以履行，甲方应就该等沟通予以必要的协助。如果无法通过沟通，各方应基于诚实信用原则及时协商，对本合同的条款或履行方式作出一切必要的修改和合理的调整，以尽最大可能实现各方在本合同项下的原有商业意图并维护甲方在本合同中的利益。

If the requirement by any government authority will have material adverse impact on the performance of this Agreement according to the terms and conditions contained herein, Party B or Party C shall use its best effort to communicate with relevant government authority to effect the performance of this Agreement according to its original terms and conditions and Party A shall provide necessary assistant to such communication. If the issues cannot be settled through communication, Parties shall consult with each other based on good faith and make any necessary amendment and adjustment so as to realize the business intents as contemplated by this Agreement and maintain the interest of Party A to the extent possible.

40.	其他

MISCELLANEOUS

10.1    修订、修改与补充

Amendment, change and supplement

对本合同作出修订、修改与补充，必须经每一方签署书面协议。

Any amendment, change and supplement to this Agreement shall require the execution of a written agreement by all of the Parties.

10.2    完整合同

Entire agreement

除了在本合同签署后所作出的书面修订、补充或修改以外，本合同构成本合同各方就本合同标的物所达成的完整合同，取代在此之前就本合同标的物所达成的所有口头或书面的协商、陈述和合同。

Except for the amendments, supplements or changes in writing executed after the execution of this Agreement, this Agreement shall constitute the entire agreement reached by and among the Parties hereto with respect to the subject matter hereof, and shall supercede all prior oral and written consultations, representations and contracts reached with respect to the subject matter of this Agreement.

10.3    标题

Headings

本合同的标题仅为方便阅读而设，不应被用来解释、说明或在其他方面影响本合同各项规定的含义。

The headings of this Agreement are for convenience only, and shall not be used to interpret, explain or otherwise affect the meanings of the provisions of this Agreement.

10.4    语言

Language

本合同以中文和英文书就，一式三份，甲乙丙三方各持一份，具有同等效力；中英文版本如有冲突，应以中文版为准。

This Agreement is written in both Chinese and English language in three copies, each Party having one copy with equal legal validity; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

10.5    可分割性

Severability

如果本合同有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本合同其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。各方应通过诚意磋商，争取以法律许可以及各方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

10.6    继任者

Successors

本合同对各方各自的继任者和各方所允许的受让方应具有约束力并对其有利。

This Agreement shall be binding on and shall inure to the interest of the respective successors of the Parties and the permitted assigns of such Parties.

10.7    继续有效

Survival

10.7.1    合同期满或提前终止前因本合同而发生的或到期的任何义务在本合同期满或提前终止后继续有效。

Any obligations that occur or that are due as a result of this Agreement upon the expiration or early termination of this Agreement shall survive the expiration or early termination thereof.

10.7.2    本合同第 5、7、8 条和本第 10.7 条的规定在本合同终止后继续有效。

The provisions of Sections 5, 7, 8 and this Section 10.7 shall survive the termination of this Agreement.

10.8    弃权

Waivers

任何一方可以对本合同的条款和条件作出弃权，但必须经书面作出并经各方签字。一方在某种情况下就其他方的违约所作的弃权不应被视为该方在其他情况下就类似的违约已经对其他方作出弃权。

Any Party may waive the terms and conditions of this Agreement, provided that such a waiver must be provided in writing and shall require the signatures of the Parties. No waiver by any Party in certain circumstances with respect to a breach by other Parties shall operate as a waiver by such a Party with respect to any similar breach in other circumstances.

10.9    补偿

Indemnification

10.9.1    各方同意并确认，如一方（以下称“违约方”）实质性地违反本合同项下所作的任何一项约定，或实质性地未履行本合同项下的任何一项义务，即构成本合同项下的违约（以下称“违约”），守约方有权要求违约方在合理期限内补正或采取补救措施。如违约方在合理期限内或在守约方书面通知违约方并提出补正要求后十（10）天内仍未补正或采取补救措施的，则守约方有权自行决定选择以下的任一种违约救济方式：（1）终止本合同，并要求违约方给予全部的损害赔偿；（2）要求强制履行违约方在本合同项下的义务，并要求违约方给予全部的损害赔偿；或者（3）按照乙方股权质押合同的约定以质押股权折价，拍卖或者变卖，并以折价、拍卖或者变卖的价款优先受偿，并要求违约方承担由此造成的全部损失；

The Parties agree and confirm that, if any Party (the “Defaulting Party”) is in material breach of any provisions herein or fails to perform any obligations hereunder in any material respect, such breach or failure shall constitute a default under this Agreement (the “Default”), which shall entitle non-defaulting Party to request Defaulting Party to rectify or remedy such Default with a reasonable period of time. If the Defaulting Party fails to rectify or remedy such Default within the reasonable period of time or within 10 days of non-defaulting Party’s written notice requesting for such rectification or remedy, the non-defaulting Party shall be entitled to elect any one of the following remedial actions: (a) to terminate this Agreement and request the Defaulting Party to fully compensate its losses and damages; (b) to request the specific performance by the Defaulting Party of its obligations hereunder and request the Defaulting Party to fully compensate non-defaulting Party’s losses and damages; or (c) to enforce the pledge under the Party B’s Equity Pledge Agreement by selling, auctioning or exchanging the pledged equity thereunder and receive payment in priority from the proceeds derived therefrom, and in the meantime, request the Defaulting Party to fully compensate non-defaulting Party for any losses as a result thereof.

10.9.2    本合同规定的权利和救济是累积的，并不排斥法律规定的其他权利或者救济；

The rights and remedies provided for in this Agreement shall be accumulative and shall not affect any other rights and remedies stipulated at law.

[以下为签字页]

[THE SIGNATURE PAGE]

兹此为证，由各方授权的代表于文首之日签署了本股权处分及独家购买权合同并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Share Disposal and Exclusion Option to Purchase Agreement as of the date first above written.

甲方：	益盛鑫（广州）国际控股有限公司

Party A: Yishengxin (Guangzhou) International Holding Co., Ltd.

签名：	/s/ 肖捷

By:	/s/ XIAO JIE

乙方：	乙方：利是高（广州）企业管理咨询合伙企业（有限合伙）

Party B: Lishigao (Guangzhou) Enterprise Management Consulting Partnership (limited partnership)

签名：	/s/ 郑伟强

By:	/s/ ZHENG WEI QIANG

丙方：	新疆益盛鑫网络科技有限公司

Party C：Xinjiang Yishengxin Network Technology Co., Ltd.

签名：	/s/ 肖捷

By:	/s/ XIAO JIE

股权处分及独家购买权合同

SHARE DISPOSAL AND EXCLUSIVE OPTION TO PURCHASE AGREEMENT

本股权处分及独家购买权合同（下称“本合同”）由以下各方于2022年12月31日在中华人民共和国（下称“中国”）广州市签订：

This Share Disposal and Exclusive Option to Purchase Agreement (this "Agreement") is executed by and among the following Parties as of December 31, 2022, in Guangzhou, the People’s Republic of China (“China” or the “PRC”):

甲方：     益盛鑫（广州）国际控股有限公司

Party A: Yishengxin (Guangzhou) International Holding Co., Ltd.

地址：     广州市南沙区南沙街海通街1号2713房B08

Address: B08, 2713 Building, No.1 Haitong Street, Nansha Street, Nansha District, Guangzhou

乙方：鹰潭市余江区艺博企业管理中心（有限合伙）

Party B: Yingtan Yujiang Yibo Enterprise Management Center (Limited Partnership)

地址：江西省鹰潭市余江区工业园商会大厦1622号

Address: No. 1622, Chamber of Commerce Building, Yujiang Industrial Park, Yingtan City, Jiangxi Province

丙方：新疆益盛鑫网络科技有限公司

Party C: Xinjiang Yishengxin Network Technology Co., Ltd.

地址：新疆喀什地区喀什经济开发区深喀大道总部经济区川渝大厦4层405室

Address: Room 405, 4 / F, Chuanyu Building, Headquarters Economic Zone, Shenka Avenue, Kashgar Economic Development Zone, Kashgar Region, Xinjiang

在本合同中，甲方、乙方和丙方以下各称“一方”，合称“各方”。

In this Agreement, Party A, Party B and Party C shall be referred to individually as a "Party" and collectively as the "Parties".

鉴于：乙方持有丙方19.2098%的股权权益。甲方与丙方于本合同签订日期签订了独家业务合作及服务协议等一系列控制性协议（下称“控制协议”）。

Whereas Party B holds 19.2098% of the equity interest in Party C. Party A and Party C have executed an Exclusive Business Cooperation and Service Agreement and a series of other control agreements (the “Control Agreements”) as the date hereof.

现各方协商一致，达成如下协议：

Now therefore, upon mutual discussion and negotiation, the Parties have reached the following agreement:

41.	股权买卖

SALE AND PURCHASE OF EQUITY INTEREST

1.17	授予权利

Option Granted

鉴于甲方向乙方支付了人民币 1 元作为对价，且乙方确认收到并认为该对价足够，乙方在此不可撤销地同意，在中国法律允许的前提下，甲方可以按照自行决定的行使步骤，并按照本合同第 1.3 条所述的价格，要求乙方履行和完成中国法律要求的一切审批和登记手续，使得甲方可以随时一次或多次从乙方购买，或指定一人或多人 (“被指定人”) 从乙方购买乙方所持有的丙方的全部或部分股权 (下称“股权购买权”)。甲方的该股权购买权为独家的。除甲方和被指定人外，任何第三人均不得享有股权购买权或其他与乙方股权有关的权利。丙方特此同意乙方向甲方授予股权购买权。本款及本合同所规定的“人”指个人、公司、合营企业、合伙、企业、信托或非公司组织。

In consideration of the payment of RMB 1 by Party A, the receipt and adequacy of which is hereby acknowledged by Party B, Party B hereby irrevocably agrees that, on the condition that it is permitted by the PRC laws, Party A has the right to require Party B to fulfill and complete all approval and registration procedures required under PRC laws for Party A to purchase, or designate one or more persons (each, a "Designee") to purchase, Party B’s equity interests in Party C, once or at multiple times at any time in part or in whole at Party A's sole and absolute discretion and at the price described in Section 1.3 herein (such right being the "Equity Interest Purchase Option"). Party A’s Equity Interest Purchase Option shall be exclusive. Except for Party A and the Designee(s), no other person shall be entitled to the Equity Interest Purchase Option or other rights with respect to the equity interests of Party B. Party C hereby agrees to the grant by Party B of the Equity Interest Purchase Option to Party A. The term "person" as used herein shall refer to individuals, corporations, partnerships, partners, enterprises, trusts or non-corporate organizations.

1.18	行使步骤

Steps for Exercise of Equity Interest Purchase Option

甲方行使其股权购买权以符合中国法律和法规的规定为前提。甲方行使股权购买权时，应向乙方发出书面通知(下称“股权购买通知”)，股权购买通知应载明以下事项：(a)甲方关于行使股权购买权的决定；(b)甲方拟从乙方购买的股权份额(下称“被购买股权”) ；和(c) 被购买股权的购买日/转让日。

Subject to the provisions of the laws and regulations of China, Party A may exercise the Equity Interest Purchase Option by issuing a written notice to Party B (the "Equity Interest Purchase Option Notice"), specifying: (a) Party A's decision to exercise the Equity Interest Purchase Option; (b) the portion of equity interests to be purchased from Party B (the "Optioned Interests"); and (c) the date for purchasing the Optioned Interests and/or the date for transfer of the Optioned Interests.

1.19	股权买价

Equity Interest Purchase Price

被购买股权的买价（下称“基准买价”）应为人民币 1 元。如果届时中国法律所允许的最低价格高于人民币 1 元，则股权买价为中国法律所允许的最低价格。如果在甲方行权时中国法律要求评估股权，各方通过诚信原则另行商定，并在评估基础上对该股权买价进行必要调整，以符合当时适用之任何中国法律之要求（统称，“股权买价”）。

The purchase price of the Optioned Interests (the "Base Price") shall be RMB 1. If the minimum price allowed by the laws of China then in effect is higher than RMB 1, then the Equity Interest Purchase Price shall be the lowest price allowed by the laws of China. If appraisal is required by the laws of China at the time when Party A exercises the Equity Interest Purchase Option, the Parties shall negotiate in good faith and based on the appraisal result make necessary adjustment to the Equity Interest Purchase Price so that it complies with any and all then applicable laws of China (collectively, the "Equity Interest Purchase Price").

1.20	转让被购买股权

Transfer of Optioned Interests

甲方每次行使股权购买权时：

For each exercise of the Equity Interest Purchase Option:

1.20.1    乙方应责成丙方及时召开股东会会议，在该会议上，应通过批准乙方向甲方和/或被指定人转让被购买股权的决议；

Party B shall cause Party C to promptly convene a shareholders’ meeting, at which a resolution shall be adopted approving Party B's transfer of the Optioned Interests to Party A and/or the Designee(s);

1.4.2    乙方应就其向甲方和/或被指定人转让被购买股权取得丙方其他股东同意该转让并放弃优先购买权的书面声明；

Party B shall obtain written statements from the other shareholders of Party C giving consent to the transfer of the equity interest to Party A and/or the Designee(s) and waiving any right of first refusal related thereto.

1.4.3    乙方应与甲方和/或被指定人(在适用的情况下)按照本合同及股权购买通知的规定，为每次转让签订股权转让合同；

Party B shall execute a share transfer contract with respect to each transfer with Party A and/or each Designee (whichever is applicable), in accordance with the provisions of this Agreement and the Equity Interest Purchase Option Notice regarding the Optioned Interests;

1.4.4    有关方应签署所有其他所需合同、协议或文件，取得全部所需的政府批准和同意，并采取所有所需行动，在不附带任何担保权益的情况下，将被购买股权的有效所有权转移给甲方和/或被指定人并使甲方和/或被指定人成为被购买股权的登记在册所有人。为本款及本合同的目的，“担保权益”包括担保、抵押、第三方权利或权益，任何购股权、收购权、优先购买权、抵销权、所有权扣留或其他担保安排等；但为了明确起见，不包括在本合同、乙方股权质押合同项下产生的任何担保权益。本款及本合同所规定的“乙方股权质押合同”指甲方、乙方和丙方于本合同签署之日签订的股权质押合同（下称“乙方股权质押合同”），根据乙方股权质押合同，乙方为担保丙方能履行丙方与甲方签订的控制协议项下的义务，而向甲方质押其在丙方的全部乙方股权。

The relevant Parties shall execute all other necessary contracts, agreements or documents, obtain all necessary government licenses and permits and take all necessary actions to transfer valid ownership of the Optioned Interests to Party A and/or the Designee(s), unencumbered by any security interests, and cause Party A and/or the Designee(s) to become the registered owner(s) of the Optioned Interests. For the purpose of this Section and this Agreement, "security interests" shall include securities, mortgages, third party's rights or interests, any stock options, acquisition right, right of first refusal, right to offset, ownership retention or other security arrangements, but shall be deemed to exclude any security interest created by this Agreement and Party B's Equity Pledge Agreement. "Party B's Equity Pledge Agreement" as used in this Section and this Agreement shall refer to the Equity Pledge Agreement ("Party B's Equity Pledge Agreement") executed by and among Party A, Party B and Party C as of the date hereof, whereby Party B pledges all of its equity interests in Party C to Party A, in order to guarantee Party C's performance of its obligations under the Control Agreements executed by and between Party C and Party A.

42.	承诺

COVENANTS

2.9	丙方的承诺

Covenants regarding Party C

乙方（作为丙方的股东）和丙方在此承诺：

Party B (as the shareholders of Party C) and Party C hereby covenant as follows:

2.1.1    未经甲方的事先书面同意，不以任何形式补充、更改或修改丙方公司章程文件，增加或减少其注册资本，或以其他方式改变其注册资本结构；

Without the prior written consent of Party A, they shall not in any manner supplement, change or amend the articles of association and bylaws of Party C, increase or decrease its registered capital, or change its structure of registered capital in other manners;

2.1.2    按照良好的财务和商业标准及惯例，保持其公司的存续，审慎地及有效地经营其业务和处理事务；

They shall maintain Party C's corporate existence in accordance with good financial and business standards and practices by prudently and effectively operating its business and handling its affairs;

2.1.3    未经甲方的事先书面同意，不在本合同签署之日起的任何时间出售、转让、抵押或以其他方式处置丙方的任何资产、业务或收入的合法或受益权益，或允许在其上设置任何其他担保权益；

Without the prior written consent of Party A, they shall not at any time following the date hereof, sell, transfer, mortgage or dispose of in any manner any assets of Party C or legal or beneficial interest in the business or revenues of Party C, or allow the encumbrance thereon of any security interest;

2.1.4    未经甲方的事先书面同意，不发生、继承、保证或容许存在任何债务，但(i)正常或日常业务过程中产生而不是通过借款方式产生的债务；和(ii)已向甲方披露和得到甲方书面同意的债务除外；

Without the prior written consent of Party A, they shall not incur, inherit, guarantee or suffer the existence of any debt, except for (i) debts incurred in the ordinary course of business other than through loans; and (ii) debts disclosed to Party A for which Party A's written consent has been obtained;

2.1.5    一直在正常业务过程中经营所有业务，以保持丙方的资产价值，不进行任何足以影响其经营状况和资产价值的作为/不作为；

They shall always operate all of Party C's businesses during the ordinary course of business to maintain the asset value of Party C and refrain from any action/omission that may affect Party C's operating status and asset value;

2.1.6    未经甲方的事先书面同意，不得让丙方签订任何重大合同，但在正常业务过程中签订的合同除外(就本段而言，如果一份合同的总金额超过人民币 100,000 元，即被视为重大合同)；

Without the prior written consent of Party A, they shall not cause Party C to execute any major contract, except the contracts in the ordinary course of business (for purpose of this subsection, a contract with a price exceeding RMB 100,000 shall be deemed a major contract);

2.1.7    未经甲方的事先书面同意，丙方不得向任何人提供贷款或信贷；

Without the prior written consent of Party A, they shall not cause Party C to provide any person with any loan or credit;

2.1.8    应甲方要求，向其提供所有关于丙方的营运和财务状况的资料；

They shall provide Party A with information on Party C's business operations and financial condition at Party A's request;

2.1.9    如甲方提出要求，丙方应从甲方接受的保险公司处购买和持有有关其资产和业务的保险，该保险的金额和险种应与经营类似业务的公司一致；

If requested by Party A, they shall procure and maintain insurance in respect of Party C's assets and business from an insurance carrier acceptable to Party A, at an amount and type of coverage typical for companies that operate similar businesses;

2.1.10 未经甲方的事先书面同意，丙方不得与任何人合并或联合，或对任何人进行收购或投资；

Without the prior written consent of Party A, they shall not cause or permit Party C to merge, consolidate with, acquire or invest in any person;

2.1.11 将发生的或可能发生的与丙方资产、业务或收入有关的诉讼、仲裁或行政程序立即通知甲方；

They shall immediately notify Party A of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to Party C's assets, business or revenue;

2.1.12    为保持丙方对其全部资产的所有权，签署所有必要或适当的文件，采取所有必要或适当的行动和提出所有必要或适当的控告或对所有索偿进行必要和适当的抗辩；

To maintain the ownership by Party C of all of its assets, they shall execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defenses against all claims;

2.1.13    未经甲方事先书面同意，不得以任何形式派发股息予各股东，但一经甲方要求，丙方应立即将其所有可分配利润全部立即分配给其各股东；及

Without the prior written consent of Party A, they shall ensure that Party C shall not in any manner distribute dividends to its shareholders, provided that upon Party A's written request, Party C shall immediately distribute all distributable profits to its shareholders; and

2.1.14    根据甲方的要求，委任由其指定的任何人士出任丙方的董事；未经甲方事先书面同意，不得更换丙方的董事。

At the request of Party A, they shall appoint any persons designated by Party A as directors of Party C; without the prior written consent of Party A, they shall not replace the directors of Party C.

2.10	乙方的承诺

Covenants of Party B

乙方承诺：

Party B hereby covenants as follows:

2.2.1    未经甲方的事先书面同意，不出售、转让、抵押或以其他方式处置其拥有的丙方的股权的合法或受益权益，或允许在其上设置任何其他担保权益，但根据乙方股权质押合同在该股权上设置的质押则除外；

Without the prior written consent of Party A, Party B shall not sell, transfer, mortgage or dispose of in any other manner any legal or beneficial interest in the equity interests in Party C held by Party B, or allow the encumbrance thereon of any security interest, except for the pledge placed on these equity interests in accordance with Party B's Equity Pledge Agreement;

2.2.2    促使丙方股东会和/或董事会不批准在未经甲方的事先书面同意的情况下，出售、转让、抵押或以其他方式处置任何乙方持有之丙方的股权的合法权益或受益权，或允许在其上设置任何其他担保权益，但批准根据乙方股权质押合同在乙方股权上设置的质押则除外；

Party B shall cause the shareholders' meeting and/or the board of directors of Party C not to approve the sale, transfer, mortgage or disposition in any other manner of any legal or beneficial interest in the equity interests in Party C held by Party B, or allow the encumbrance thereon of any security interest, without the prior written consent of Party A, except for the pledge placed on these equity interests in accordance with Party B's Equity Pledge Agreement;

2.2.3    未经甲方的事先书面同意的情况下，对于丙方与任何人合并或联合，或对任何人进行收购或投资，乙方将促成丙方股东会或董事会不予批准；

Party B shall cause the shareholders' meeting or the board of directors of Party C not to approve the merger or consolidation with any person, or the acquisition of or investment in any person, without the prior written consent of Party A;

2.2.4    将发生的或可能发生的任何关于其所拥有的股权的诉讼、仲裁或行政程序立即通知甲方；

Party B shall immediately notify Party A of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to the equity interests in Party C held by Party B;

2.2.5    促使丙方股东会或董事会表决赞成本合同规定的被购买股权的转让并应甲方之要求采取其他任何行动；

Party B shall cause the shareholders' meeting or the board of directors of Party C to vote their approval of the transfer of the Optioned Interests as set forth in this Agreement and to take any and all other actions that may be requested by Party A;

2.2.6    为保持其对股权的所有权，签署所有必要或适当的文件，采取所有必要或适当的行动和提出所有必要或适当的控告或对所有索偿进行必要和适当的抗辩；

To the extent necessary to maintain Party B's ownership in Party C, Party B shall execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defenses against all claims;

2.2.7    应甲方的要求，委任由其指定的任何人士出任丙方的董事和/或执行董事；未经甲方事先书面同意，不得更换丙方的董事；

Party B shall appoint any designee of Party A as director and/or executive director of Party C, at the request of Party A; without the prior written consent of Party A, they shall not replace the directors of Party C;

2.2.8    应甲方的要求，不时向甲方和/或其指定的个人出具授权委托书， 授权甲方和/或其指定的个人行使与丙方有关的股东表决权；

Party B shall issue such power of attorney as Party A may request from time to time, to authorize Party A and/or the individual designated by Party A to exercise Party B’s voting rights as a shareholder in Party C.

2.2.9    经甲方随时要求，应向其指定的代表在任何时间无条件地根据本合同的股权购买权立即转让其股权，并放弃其对另一现有股东进行其相应股权转让所享有的优先购买权（如有的话）；

At the request of Party A at any time, Party B shall promptly and unconditionally transfer its equity interests in Party C to Party A's Designee(s) in accordance with the Equity Interest Purchase Option under this Agreement, and Party B hereby waives its right of first refusal to the respective share transfer by the other existing shareholder of Party C (if any);

2.2.10    如乙方从丙方获得任何利润、股息、分红、或清算所得，乙方应在遵从中国法律的前提下将其及时赠予甲方或甲方指定的任何人；和

Party B shall promptly donate any profit, interest, dividend or proceeds of liquidation to Party A or any other person designated by Party A to the extent permitted under applicable PRC laws; and

2.2.11    严格遵守本合同及乙方、丙方与甲方共同或分别签订的其他合同的各项规定，切实履行该等合同项下的各项义务，并不进行任何足以影响该等合同的有效性和可执行性的作为/不作为。如果乙方对于本合同项下或本合同各方签署的乙方股权质押合同项下或对甲方和/或其指定的个人出具的授权委托书中的股权，还留存有任何权利，除非甲方书面指示，否则乙方仍不得行使该权利。

Party B shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by and among Party B, Party C and Party A, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. If Party B retains any additional rights other than those rights provided for under this Agreement, Party B's Equity Pledge Agreement and the powers of attorney issued to Party A and/or the individual designated by Party A, Party B shall not exercise such rights without Party A’s written direction.

43.	陈述和保证

REPRESENTATIONS AND WARRANTIES

乙方和丙方特此在本合同签署之日向甲方共同及分别陈述和保证如下：

Party B and Party C hereby represent and warrant to Party A, jointly and severally, as of the date of this Agreement that:

3.1    其具有签订和交付本合同和其为一方的、根据本合同为每一次转让被购买股权而签订的任何股权转让合同(各称为“转让合同”)，并履行其在本合同和任何转让合同项下的义务的权力和能力。乙方和丙方同意在甲方行使购买权时，他们将签署与本合同条款一致的转让合同。本合同和其是一方的各转让合同一旦签署后，构成或将对其构成合法、有效及具有约束力的义务并可按照其条款对其强制执行；

They have the authority to execute and deliver this Agreement and any share transfer contracts to which they are parties concerning the Optioned Interests to be transferred thereunder (each, a "Transfer Contract"), and to perform their obligations under this Agreement and any Transfer Contracts. Party B and Party C agree to enter into Transfer Contracts consistent with the terms of this Agreement upon Party A’s exercise of the Equity Interest Purchase Option. This Agreement and the Transfer Contracts to which they are parties constitute or will constitute their legal, valid and binding obligations and shall be enforceable against them in accordance with the provisions thereof;

3.2    无论是本合同或任何转让合同的签署和交付还是其在本合同或任何转让合同项下的义务的履行均不会：(i)导致违反任何有关的中国法律；(ii) 与丙方章程或其他组织文件相抵触；(iii)导致违反其是一方或对其有约束力的任何合同或文件，或构成其是一方或对其有约束力的任何合同或文件项下的违约；(iv)导致违反有关向任何一方颁发的任何许可或批准的授予和(或)继续有效的任何条件；或(v)导致向任何一方颁发的任何许可或批准中止或被撤销或附加条件；

The execution and delivery of this Agreement or any Transfer Contracts and the obligations under this Agreement or any Transfer Contracts shall not: (i) cause any violation of any applicable laws of China; (ii) be inconsistent with the articles of association, bylaws or other organizational documents of Party C; (iii) cause the violation of any contracts or instruments to which they are a party or which are binding on them, or constitute any breach under any contracts or instruments to which they are a party or which are binding on them; (iv) cause any violation of any condition for the grant and/or continued effectiveness of any licenses or permits issued to either of them; or (v) cause the suspension or revocation of or imposition of additional conditions to any licenses or permits issued to either of them;

3.3    乙方对其在丙方拥有的股权拥有良好和可出售的所有权，除乙方股权质押合同外，乙方在上述股权上没有设置任何担保权益；

Party B has a good and merchantable title to the equity interests in Party C he holds. Except for Party B's Equity Pledge Agreement, Party B has not placed any security interest on such equity interests;

3.4    丙方对所有资产拥有良好和可出售的所有权，丙方在上述资产上没有设置任何担保权益；

Party C has a good and merchantable title to all of its assets, and has not placed any security interest on the aforementioned assets;

3.5    丙方没有任何未偿还债务，除(i)在其正常的业务过程中发生的债务，及(ii)已向甲方披露及经甲方书面同意债务除外；

Party C does not have any outstanding debts, except for (i) debt incurred in the ordinary course of business; and (ii) debts disclosed to Party A for which Party A's written consent has been obtained.

3.6    丙方遵守适用于股权、资产的收购的所有法律和法规；和

Party C has complied with all laws and regulations of China applicable to equity or asset acquisitions; and

3.7    目前没有悬而未决的或构成威胁的与股权、丙方资产有关的或与丙方有关的诉讼、仲裁或行政程序。

There are no pending or threatened litigation, arbitration or administrative proceedings relating to the equity interests in Party C, assets of Party C or Party C.

44.	生效日

EFFECTIVE DATE

本合同于各方签署本合同之日生效，本合同在乙方拥有的全部丙方股权根据本合同的约定依法转让至甲方和/或被指定人名下后终止。

This Agreement shall become effective upon the date hereof, and remain effective until all the equity interest owned by Party B in Party C has been legally transferred to Party A or the Designee(s) in accordance with this Agreement.

45.	适用法律与争议解决

GOVERNING LAW AND DISPUTE RESOLUTION

5.1    适用法律

Governing law

本合同的订立、效力、解释、履行、修改和终止以及争议解决均适用中国正式公布并可公开得到的法律。对中国正式公布并可公开得到的法律没有规定的事项，将适用国际法律原则和惯例。

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the formally published and publicly available laws of China. Matters not covered by formally published and publicly available laws of China shall be governed by international legal principles and practices.

5.2    争议的解决方法

Methods of Resolution of Disputes

因解释和履行本协议而发生的任何争议，本协议双方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后 30 天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其仲裁规则仲裁解决。仲裁应在北京进行，使用之语言为中文。仲裁裁决是终局性的，对各方均有约束力。在适当情况下，仲裁庭或仲裁员可根据争议解决条款和/或适用的中国法律，就中国经营实体股权或资产作出补救措施裁定， 包括限制业务开展、限制或禁止转让或出售股权或资产或提出对中国经营实体进行清盘。此外，在组成仲裁庭期间，各方有权向位于（i） 开曼群岛（即上市母公司注册成立地点）；（ii）有关中国经营实体注册成立地点（包括中国北京市）；及（iii）上市母公司或有关中国经营实体主要资产所在地具有管辖权的法院申请就相关中国经营实体的股权或资产授出临时性救济措施。

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party's request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic And Trade Arbitration Commission Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration shall be conducted in Beijing, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties. In appropriate cases, pursuant to the dispute resolution provisions and /or PRC laws in force at that time, the arbitral tribunal or arbitrator may award remedies over the equity interests or assents of the PRC Operating Entities , including restrictions over the conduct of business, restrictions or prohibitions over transfer or disposal of the equity interests or assets or order the winding up of the PRC Operating Entities. In addition during the progress of arbitral tribunal setup ,the parties shall have the right to apply to the courts of （i）the Cayman Islands(being the place of listed company ); （ii）the place of incorporation of the relevant PRC Operating Entities(i.e. Beijing, PRC); （iii）the place(s) where the listed company or the relevant PRC Operating Entity’s principal assets are located, which having jurisdiction, for interim remedies over the equity interests or assets of the relevant PRC Operating Entities.

46.	税款、费用

TAXES AND FEES

每一方应承担根据中国法律因准备和签署本合同和各转让合同以及完成本合同和各转让合同拟定的交易而由该方发生的或对其征收的任何和全部的转让和注册的税、花费和费用。

Each Party shall pay any and all transfer and registration tax, expenses and fees incurred thereby or levied thereon in accordance with the laws of China in connection with the preparation and execution of this Agreement and the Transfer Contracts, as well as the consummation of the transactions contemplated under this Agreement and the Transfer Contracts.

47.	通知

NOTICES

7.1    本合同项下要求或发出的所有通知和其他通信应通过专人递送、挂号邮寄、邮资预付或商业快递服务或传真的方式发到该方下列地址。每一通知还应再以电子邮件送达。该等通知视为有效送达的日期按如下方式确定：

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such Party set forth below. A confirmation copy of each notice shall also be sent by email. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

7.1.1    通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的， 则以于设定为通知的地址在送达或拒收之日为有效送达日。

Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

7.1.2    通知如果是以传真发出的，则以成功传送之日为有效送达日（应以自动生成的传送确认信息为证）。

Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

7.2    为通知的目的，各方地址如下：

For the purpose of notices, the addresses of the Parties are as follows:

甲方：	益盛鑫（广州）国际控股有限公司

Party A: Yishengxin (Guangzhou) International Holding Co., Ltd.

地址:	广州市南沙区南沙街海通街1号2713房B08

Address: B08, 2713 Building, No.1 Haitong Street, Nansha Street, Nansha District, Guangzhou

收件人： 肖捷

Attn:	Jie Xiao

电话：	13535383338

Phone:	13535383338

邮箱：	xiaojie@ysxnet.com

Email:	xiaojie@ysxnet.com

乙方：	鹰潭市余江区艺博企业管理中心（有限合伙）

Party B: Yingtan Yujiang Yibo Enterprise Management Center (Limited Partnership)

地址：江西省鹰潭市余江区工业园商会大厦1622号

Address: No. 1622, Chamber of Commerce Building, Yujiang Industrial Park, Yingtan City, Jiangxi Province

收件人： 曾茜

Attn:	Xi Zeng

电话：	13500028088

Phone:	13500028088

邮箱：	316133285@qq.com

E-mail:	316133285@qq.com

丙方：	新疆益盛鑫网络科技有限公司

Party C：Xinjiang Yishengxin Network Technology Co., Ltd.

地址：新疆喀什地区喀什经济开发区深喀大道总部经济区川渝大厦4层405室

Address: Room 405, 4 / F, Chuanyu Building, Headquarters Economic Zone, Shenka Avenue, Kashgar Economic Development Zone, Kashgar Region, Xinjiang

收件人： 王兵

Attn:	Bing Wang

电话：	15199310999

Phone:	15199310999

邮箱：	wangbing@ysxnet.com

Email:	wangbing@ysxnet.com

7.3    任何一方可按本条规定随时给其他方发出通知来改变其接收通知的地址。

Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

48.	保密责任

CONFIDENTIALITY

各方承认及确定有关本合同、本合同内容，以及彼此就准备或履行本合同而交换的任何口头或书面资料均被视为保密信息。各方应当对所有该等保密信息予以保密，而在未得到另一方书面同意前，不得向任何第三者披露任何保密信息，惟下列信息除外：(a)公众人士知悉或将会知悉的任何信息（惟并非由接受保密信息之一方擅自向公众披露）；(b)根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息；或(c)由任何一方就本合同所述交易而需向其股东、投资者、法律或财务顾问披露之信息，而该股东、法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方工作人员或聘请机构的泄密均视为该方的泄密，需依本合同承担违约责任。无论本合同以任何理由终止，本条款仍然生效。

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, investors, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, investors, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the staff members or agencies hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.

49.	进一步保证

FURTHER UNDERTAKINGS

9.1    各方同意迅速签署为执行本合同的各项规定和目的而合理需要的或对其有利的文件，以及为执行本合同的各项规定和目的而采取合理需要的或对其有利的进一步行动。

The Parties agree to promptly execute documents that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement and take further actions that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement.

9.2    自本合同协议生效后， 如果中国任何政府机构对中国任何法律、法规、法令或规定的条款作出修改，包括对现行法律、法规、法令或规定作出修正、补充或废止，或对现行法律、法规、法令或规定引用不同的解释或不同的实施办法(各称为“修改”)，或颁布新的法律、法规、法令或规定(各称为“新规定”)，或任何政府机构提出对本合同的履行可能造成影响的要求或意见时，应适用如下：

After this Agreement becomes effective, if any PRC governmental authority makes any change to any PRC laws, regulations, orders or rules, including making amendment, supplements or abolishment to any existing laws, regulations, orders or rules or employing additional interpretations, implementation (each a “Change”) or issuing new laws, regulations, orders or rules (each a “New Rule”), or if any governmental authority raises any requirement or comments that may affect the enforcement of this Agreement, parties shall:

(a)    如果修改或新规定比截止本合同生效之日有效的有关法律、法规、法令或规定对甲方更为有利，则各方应及时向有关机构(如需要)申请获取这些修改或新规定的利益。各方应尽其最大努力促使该申请获得批准。

If the Change or the New Rule is more favorable to Party A than the laws, regulations, orders or rules effective as of the date of this Agreement, Parties shall timely apply to relevant government authority for such benefits (if needed). Parties shall use their best effort to procure the approval of the application.

(b)    如果由于修改或新规定，甲方在本合同项下的利益直接或间接地受到严重和不利的影响，经甲方通知乙方或丙方后，各方应基于诚实信用原则及时协商，对本合同的条款或履行方式作出一切必要的修改和调整，以尽最大可能实现各方在本合同项下的原有商业意图并维护甲方在本合同中的利益。

If any of Party A’s interest under this Agreement is materially and adversely affected by the Change or the New Rule, upon notice by Party A to Party B or Party C, Parties shall consult with each other based on good faith and make any necessary amendment and adjustment so as to realize the business intents as contemplated by this Agreement and maintain the interest of Party A to the extent possible.

(c)    如果由于任何政府机构提出的要求可能对本合同根据本合同的条款和条件予以履行产生实质不利影响，乙方及丙方应尽最大合理努力与相关政府机关予以沟通，以争取本合同能以其原本的条款条件予以履行，甲方应就该等沟通予以必要的协助。如果无法通过沟通，各方应基于诚实信用原则及时协商，对本合同的条款或履行方式作出一切必要的修改和合理的调整，以尽最大可能实现各方在本合同项下的原有商业意图并维护甲方在本合同中的利益。

If the requirement by any government authority will have material adverse impact on the performance of this Agreement according to the terms and conditions contained herein, Party B or Party C shall use its best effort to communicate with relevant government authority to effect the performance of this Agreement according to its original terms and conditions and Party A shall provide necessary assistant to such communication. If the issues cannot be settled through communication, Parties shall consult with each other based on good faith and make any necessary amendment and adjustment so as to realize the business intents as contemplated by this Agreement and maintain the interest of Party A to the extent possible.

50.	其他

MISCELLANEOUS

10.1    修订、修改与补充

Amendment, change and supplement

对本合同作出修订、修改与补充，必须经每一方签署书面协议。

Any amendment, change and supplement to this Agreement shall require the execution of a written agreement by all of the Parties.

10.2    完整合同

Entire agreement

除了在本合同签署后所作出的书面修订、补充或修改以外，本合同构成本合同各方就本合同标的物所达成的完整合同，取代在此之前就本合同标的物所达成的所有口头或书面的协商、陈述和合同。

Except for the amendments, supplements or changes in writing executed after the execution of this Agreement, this Agreement shall constitute the entire agreement reached by and among the Parties hereto with respect to the subject matter hereof, and shall supercede all prior oral and written consultations, representations and contracts reached with respect to the subject matter of this Agreement.

10.3    标题

Headings

本合同的标题仅为方便阅读而设，不应被用来解释、说明或在其他方面影响本合同各项规定的含义。

The headings of this Agreement are for convenience only, and shall not be used to interpret, explain or otherwise affect the meanings of the provisions of this Agreement.

10.4    语言

Language

本合同以中文和英文书就，一式三份，甲乙丙三方各持一份，具有同等效力；中英文版本如有冲突，应以中文版为准。

This Agreement is written in both Chinese and English language in three copies, each Party having one copy with equal legal validity; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

10.5    可分割性

Severability

如果本合同有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本合同其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。各方应通过诚意磋商，争取以法律许可以及各方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

10.6    继任者

Successors

本合同对各方各自的继任者和各方所允许的受让方应具有约束力并对其有利。

This Agreement shall be binding on and shall inure to the interest of the respective successors of the Parties and the permitted assigns of such Parties.

10.7    继续有效

Survival

10.7.1    合同期满或提前终止前因本合同而发生的或到期的任何义务在本合同期满或提前终止后继续有效。

Any obligations that occur or that are due as a result of this Agreement upon the expiration or early termination of this Agreement shall survive the expiration or early termination thereof.

10.7.2    本合同第 5、7、8 条和本第 10.7 条的规定在本合同终止后继续有效。

The provisions of Sections 5, 7, 8 and this Section 10.7 shall survive the termination of this Agreement.

10.8    弃权

Waivers

任何一方可以对本合同的条款和条件作出弃权，但必须经书面作出并经各方签字。一方在某种情况下就其他方的违约所作的弃权不应被视为该方在其他情况下就类似的违约已经对其他方作出弃权。

Any Party may waive the terms and conditions of this Agreement, provided that such a waiver must be provided in writing and shall require the signatures of the Parties. No waiver by any Party in certain circumstances with respect to a breach by other Parties shall operate as a waiver by such a Party with respect to any similar breach in other circumstances.

10.9    补偿

Indemnification

10.9.1    各方同意并确认，如一方（以下称“违约方”）实质性地违反本合同项下所作的任何一项约定，或实质性地未履行本合同项下的任何一项义务，即构成本合同项下的违约（以下称“违约”），守约方有权要求违约方在合理期限内补正或采取补救措施。如违约方在合理期限内或在守约方书面通知违约方并提出补正要求后十（10）天内仍未补正或采取补救措施的，则守约方有权自行决定选择以下的任一种违约救济方式：（1）终止本合同，并要求违约方给予全部的损害赔偿；（2）要求强制履行违约方在本合同项下的义务，并要求违约方给予全部的损害赔偿；或者（3）按照乙方股权质押合同的约定以质押股权折价，拍卖或者变卖，并以折价、拍卖或者变卖的价款优先受偿，并要求违约方承担由此造成的全部损失；

The Parties agree and confirm that, if any Party (the “Defaulting Party”) is in material breach of any provisions herein or fails to perform any obligations hereunder in any material respect, such breach or failure shall constitute a default under this Agreement (the “Default”), which shall entitle non-defaulting Party to request Defaulting Party to rectify or remedy such Default with a reasonable period of time. If the Defaulting Party fails to rectify or remedy such Default within the reasonable period of time or within 10 days of non-defaulting Party’s written notice requesting for such rectification or remedy, the non-defaulting Party shall be entitled to elect any one of the following remedial actions: (a) to terminate this Agreement and request the Defaulting Party to fully compensate its losses and damages; (b) to request the specific performance by the Defaulting Party of its obligations hereunder and request the Defaulting Party to fully compensate non-defaulting Party’s losses and damages; or (c) to enforce the pledge under the Party B’s Equity Pledge Agreement by selling, auctioning or exchanging the pledged equity thereunder and receive payment in priority from the proceeds derived therefrom, and in the meantime, request the Defaulting Party to fully compensate non-defaulting Party for any losses as a result thereof.

10.9.2    本合同规定的权利和救济是累积的，并不排斥法律规定的其他权利或者救济；

The rights and remedies provided for in this Agreement shall be accumulative and shall not affect any other rights and remedies stipulated at law.

[以下为签字页]

[THE SIGNATURE PAGE]

兹此为证，由各方授权的代表于文首之日签署了本股权处分及独家购买权合同并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Share Disposal and Exclusion Option to Purchase Agreement as of the date first above written.

甲方：	益盛鑫（广州）国际控股有限公司

Party A: Yishengxin (Guangzhou) International Holding Co., Ltd.

签名：	/s/ 肖捷

By:	/s/ XIAO JIE

乙方：	鹰潭市余江区艺博企业管理中心（有限合伙）

Party B: Yingtan Yujiang Yibo Enterprise Management Center (Limited Partnership)

签名：	/s/ 曾茜

By:	/s/ ZENG XI

丙方：	新疆益盛鑫网络科技有限公司

Party C：Xinjiang Yishengxin Network Technology Co., Ltd.

签名：	/s/ 肖捷

By:	/s/ XIAO JIE